UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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ALTUS MIDSTREAM COMPANY

(Name of registrant as specified in its charter)

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FROM OUR CHAIRMAN OF THE BOARD

Dear Fellow Stockholders,

You are cordially invited to attend the 2019 annual meeting of stockholders of Altus Midstream Company (“Altus,” the “Company,” “we,” “our” or “us”). At the annual meeting, Altus stockholders will be asked to consider and vote on proposals to:

(1) elect eleven directors named in the attached proxy statement to serve until the Company’s annual meeting in 2020;

(2) ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2019;

(3) approve the Company’s 2019 Omnibus Compensation Plan; and

(4) transact any other business that may properly come before the meeting or any adjournment thereof.

Each of the proposals above is more fully described in the accompanying proxy statement, which each Altus stockholder is encouraged to review carefully.

This proxy statement is dated April 15, 2019 and is first being mailed to Altus stockholders on or about April 15, 2019.

Sincerely,

W. Mark Meyer
CHAIRMAN OF THE BOARD
Altus Midstream Company
April 15, 2019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

ALTUS MIDSTREAM COMPANY

Thursday, May 30, 2019

10:00 a.m. Houston Time

One Post Oak Central

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

NOTICE IS HEREBY GIVEN that the 2019 annual meeting of stockholders of Altus Midstream Company, a Delaware corporation (the “Company”), will be held on Thursday, May 30, 2019, at 10:00 a.m. (Houston time), at One Post Oak Central, 2000 Post Oak Boulevard, Suite 100, Houston, Texas, for the following purposes:

1.	Election of the eleven directors named in the attached proxy statement to serve until the Company’s annual meeting in 2020;

2.	Ratification of appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2019;

3.	Approval of the Company’s 2019 Omnibus Compensation Plan; and

4.	Transaction of any other business that may properly come before the meeting or any adjournment thereof.

Holders of record of the Company’s common stock as of the close of business on April 1, 2019, are entitled to notice of, and to vote at, the annual meeting. We will send this proxy statement on or about April 15, 2019.

Your vote is important. Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section titled “How to Vote” beginning on page 2 of this proxy statement, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Houston, Texas

April 15, 2019

By order of the Board of Directors

Rajesh Sharma
CORPORATE SECRETARY
Altus Midstream Company

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on May 30, 2019:

This proxy statement, along with the Company’s Annual Report on Form 10-K for the fiscal year ended

December 31, 2018, are available free of charge on the Company’s website at

http://www.altusmidstream.com

Information on our website and any other website referenced herein is not incorporated by reference into, and does not constitute a part of, this proxy statement.

PROXY STATEMENT

GENERAL

This proxy statement contains information about the 2019 annual meeting of stockholders of Altus Midstream Company. In this proxy statement, “Altus,” the “Company,” “we,” “our,” and “us” refer to Altus Midstream Company. This proxy statement and the enclosed proxy card are being made available to you by the Company’s Board of Directors starting on or about April 15, 2019.

PURPOSE OF THE ANNUAL MEETING

At the Company’s annual meeting, stockholders will vote on the following matters:

•	Proposal 1: election of directors;

•	Proposal 2: ratification of appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2019;

•	Proposal 3: approval of the Company’s 2019 Omnibus Compensation Plan (the “Omnibus Compensation Plan”); and

•	Transaction of any other business that properly comes before the meeting. As of the date of this proxy statement, the Company is not aware of any other business to come before the meeting.

There are no rights of appraisal or similar rights of dissenters arising from matters to be acted on at the meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials via the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. All stockholders will have the ability to access the proxy materials on the website referenced in the Notice or request to receive a printed set of the proxy materials. The Notice contains instructions on how to access the proxy materials over the internet, how to vote online, and how to request a printed copy of the materials. We encourage you to take advantage of the proxy materials on the internet. By opting to access your proxy materials online, you will save us the cost of producing and mailing documents, reduce the amount of mail you receive, and allow us to conserve natural resources.

WHO CAN VOTE

Only stockholders of record holding shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and stockholders of record holding shares of the Company’s Class C common stock, par value $0.0001 per share (“Class C Common Stock” and, together with Class A Common Stock, the “common stock”), at the close of business on the record date, April 1, 2019, are entitled to receive notice of the annual meeting and to vote the shares of common stock they held on that date.

As of February 28, 2019, there were 324,929,305 shares of Altus common stock issued and outstanding, including 74,929,305 shares of Class A Common Stock and 250,000,000 shares of Class C Common Stock. Holders of Altus common stock are entitled to one vote per share, voting together as a single class, and are not allowed to cumulate votes in the election of directors.

The Company’s stock transfer books will not be closed. A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any Altus stockholder at 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400, for purposes relating to the annual meeting, during normal business hours for a period of ten days before the meeting.

HOW TO VOTE

If your shares of Altus common stock are held by a broker, bank, or other nominee (in “street name”), you will receive instructions from them on how to vote your shares. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion on “routine” matters to be acted upon at the annual meeting. However, your shares will not be voted on any of the “non-routine” matters described below. An absence of voting instructions on any “non-routine” matters will result in a “broker non-vote.”

The only “routine” matter to be acted upon at the annual meeting is Proposal No. 2: ratification of appointment of Ernst & Young LLP as the Company’s independent auditors. All other matters to be acted upon at the annual meeting are “non-routine” matters and, as such, if you hold all or any portion of your shares in street name and you do not give your broker or bank specific instructions on how to vote your shares, your shares will not be voted on any of the following “non-routine” matters:

•	Proposal 1: election of directors; and

•	Proposal 3: approval of the Omnibus Compensation Plan.

If you hold shares of Altus common stock in your own name (as a “stockholder of record”), you may instruct the Company on how to vote your shares:

•	over the internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials; or

•

if you requested to receive printed proxy materials, by scanning the QR code on the enclosed proxy card with your mobile device (specific directions for using the mobile voting system are shown on the proxy card); or

•

if you requested to receive printed proxy materials, by using the toll-free telephone number listed on the enclosed proxy card (specific directions for using the telephone voting system are included on the proxy card); or

•	if you requested to receive printed proxy materials, by marking, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

When using internet, mobile device, or telephone voting, the voting systems will verify that you are a stockholder through the use of a company number for Altus and a unique control number for you.

Whichever method you use to transmit your instructions, your shares of Altus common stock will be voted as you direct. If you designate the proxies named on the proxy card to vote on your behalf, but do not specify how to vote your shares, they will be voted:

•	FOR ALL NOMINEES for the election of the nominees for director;

•	FOR the ratification of appointment of Ernst & Young LLP as the Company’s independent auditors;

•	FOR the approval of the Omnibus Compensation Plan; and

•	In accordance with the judgment of the persons voting the proxy on any other matter properly brought before the meeting.

If you vote in advance using one of these methods, you may still attend and vote at the meeting. See “Revoking a Proxy” below.

REVOKING A PROXY

You may revoke a proxy before it is voted by submitting a new proxy with a later date by internet, mobile device, telephone, or mail (if applicable), by voting at the meeting, or by filing a written revocation with the Company’s corporate secretary. Your attendance at the annual meeting alone will not automatically revoke your proxy.

QUORUM

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of Altus common stock outstanding on the record date will constitute a quorum, permitting the business of the meeting to be conducted.

VOTES NEEDED

Election of Directors

The election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the annual meeting and entitled to vote thereon. This means that a director nominee will be elected if the nominee receives more FOR votes than any other nominee for the same director position.

You may vote FOR any or all director nominees, you may WITHHOLD authority for all director nominees, or you may WITHHOLD as to one or more director nominees. Only votes FOR the election of a director nominee will be counted. Abstentions and broker non-votes count for quorum purposes, but not for purposes of the election of directors. Cumulative voting is not permitted in the election of directors.

Ratification of the Appointment of Independent Auditors

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the annual meeting and entitled to vote thereon is required for ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors. This means that the proposal will be approved only if the shares voted FOR the proposal exceed the number voted AGAINST the proposal.

You may vote FOR or AGAINST the proposal or you may ABSTAIN. Votes cast FOR or AGAINST approval of this matter will be counted as shares entitled to vote on the matter. Broker non-votes will also be counted as shares entitled to vote on this matter. Abstentions will count for quorum purposes but will not count as shares entitled to vote on this matter.

Approval of the Omnibus Compensation Plan

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the annual meeting and entitled to vote thereon is required for approval of the Omnibus Compensation Plan. This means that the proposal will be approved only if the shares voted FOR the proposal exceed the number voted AGAINST the proposal.

You may vote FOR or AGAINST the proposal or you may ABSTAIN. Only votes cast FOR or AGAINST approval of this matter will be counted as shares entitled to vote on the matter. Abstentions and broker non-votes will count for quorum purposes but will not count as shares entitled to vote on this matter.

Other Business

The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the annual meeting and entitled to vote thereon is required for approval of any other business that may properly come before the meeting or any adjournment thereof. Only votes FOR or AGAINST approval of any other business will be counted as shares entitled to vote on such matters. Abstentions and broker non-votes will count for quorum purposes but will not count as shares entitled to vote on such matters.

WHO COUNTS THE VOTES

Representatives of American Stock Transfer & Trust Company, LLC will tabulate the votes. The Company will appoint representatives to act as inspectors of the election.

ELECTION OF DIRECTORS (PROPOSAL NO. 1)

General Information

Our second amended and restated certificate of incorporation provides that the number of directors serving on our Board of Directors shall be fixed from time to time by majority approval of our Board of Directors. Our Board of Directors has set the number of directors at eleven (11). The current terms of directors W. Mark Meyer, Mark Borer, Robert W. Bourne, Clay Bretches, Staci L. Burns, C. Doug Johnson, D. Mark Leland, Kevin S. McCarthy, Robert S. Purgason, Ben C. Rodgers, and Jon W. Sauer will expire at the annual meeting. As such, if each of the nominees named below is elected to our Board of Directors, there will be no vacancies on our Board of Directors following the annual meeting. Each director shall be elected for a one-year term and hold office until the next annual meeting and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification, or removal.

In connection with the closing of our initial business combination, on November 9, 2018, we entered into a stockholders agreement (the “Stockholders Agreement”) with Apache Midstream LLC (“Apache Midstream”) and Kayne Anderson Sponsor, LLC (“Kayne Anderson Sponsor”) to set forth certain corporate governance rights of Apache Midstream and Kayne Anderson Sponsor. Pursuant to the Stockholders Agreement, Kayne Anderson Sponsor is entitled to nominate two directors to our Board of Directors until the earlier of the time that Kayne Anderson Sponsor and its affiliates own less than 1% of our outstanding voting common stock or the second anniversary of the date of the Stockholders Agreement. Additionally, under the Stockholders Agreement, Apache Midstream is entitled to nominate a certain number of directors to our Board of Directors based on its and its affiliates’ ownership of our outstanding voting common stock as follows:

Ownership Threshold	Number of Directors
50% or more	7
40% or more but less than 50%	6
30% or more but less than 40%	5
20% or more but less than 30%	4
10% or more but less than 20%	3
5% or more but less than 10%	2
1% or more but less than 5%	1

For so long as Kayne Anderson Sponsor is entitled to nominate directors as provided above and Apache Midstream and its affiliates own 50% or more of our outstanding voting common stock, at least one of the directors nominated by Apache Midstream will be an “independent director” in accordance with applicable listing rules of The NASDAQ Capital Market (“NASDAQ”). Further, we have agreed to include at least one director nominated by Apache Midstream on each committee of our Board of Directors, unless such inclusion would violate applicable securities laws or stock exchange or stock market rules.

Pursuant to the Stockholders Agreement, Apache Midstream may nominate six non-independent directors and one independent director for election at the annual meeting, and it has nominated each of Mr. Meyer, Mr. Bourne, Mr. Bretches, Ms. Burns, Mr. Johnson, Mr. Rodgers, and Mr. Sauer. Pursuant to the Stockholders Agreement and certain conditions, Kayne Anderson Sponsor may nominate two directors for election at the annual meeting, and it has nominated each of Mr. McCarthy and Mr. Purgason. In addition, our Board of Directors has nominated each of Mr. Borer and Mr. Leland for election at the annual meeting.

Unless otherwise instructed, all proxies will be voted in favor of these nominees. If one or more of the nominees is unwilling or unable to serve, the proxies will be voted only for the remaining named nominees. Proxies cannot be voted for more than eleven nominees. Each director nominee has consented to be named in this proxy statement, and the Board of Directors knows of no nominee for director who is unwilling or unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL NOMINEES” FOR THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS.

Nominees for Election as Directors

Biographical information as of April 15, 2019, including principal occupation and business experience during the last five years, of each nominee for director is set forth below. Unless otherwise stated, the principal occupation of each nominee has been the same for the past five years. In addition, each nominee’s experience, qualifications, attributes, or skills to serve on our Board of Directors are set forth below.

W. MARK MEYER, 56

Mr. Meyer has served as the Chairman of our Board of Directors and as Senior Vice President – Energy Technology, Data Analytics & Commercial Intelligence since November 9, 2018, immediately following consummation of our initial business combination. Mr. Meyer has also served as Executive Vice President – Energy Technology, Data Analytics & Commercial Intelligence of Apache Corporation (“Apache”) since January 2019, having previously served as Senior Vice President – Energy Technology, Data Analytics & Commercial Intelligence since September 2018 and Senior Vice President – Energy Technology Strategies since March 2018. In the three years prior to joining Apache in 2018, he was Managing Director and, most recently, head of securities and research with Tudor, Pickering, Holt & Co., a Houston-based, energy-focused investment and merchant bank.

From 2005 to 2015, Mr. Meyer managed a variety of energy portfolios for institutional clients, most notably as president of RR Advisors, LLC from 2007 to 2015 where he was co-founder of its upstream-oriented public and private equity strategies. From 1999 to 2005, he was the lead equity research analyst at Simmons & Company International and Goldman Sachs. Prior to his equity research and institutional investing career, Mr. Meyer served from 1985 to 1999 in a variety of management consulting and oil and gas industry managerial, technical, and operational roles, both domestically and internationally with AT Kearney, Union Texas Petroleum, Exxon, and Chevron.

Mr. Meyer is well qualified to serve on our Board of Directors due to his energy finance and investment experience.

MARK BORER, 64

Mr. Borer has served as an independent member of our Board of Directors since June 2017. He has extensive experience in the energy industry, spanning the areas of natural gas supply, gas storage, gathering and processing, natural gas and natural gas liquids pipelines, wholesale marketing and trading, corporate risk management, M&A activities, operations, and capital markets. From 2006 to 2012, Mr. Borer served as President and CEO of DCP Midstream Partners, LP, a publicly-traded master limited partnership involved in the gathering, processing, transportation, storage, and marketing of natural gas and natural gas liquids.

Prior to serving as President and CEO of DCP Midstream Partners, Mr. Borer held various executive positions with DCP Midstream, LLC and its predecessor companies from 1999 to 2006. Mr. Borer has served on the board of directors of Spire Inc. (NYSE: SR), a publicly-traded natural gas utility holding company, since 2014. He previously served as a director of publicly-traded companies TEPPCO Partners from 2000 to 2005 and DCP Midstream Partners from 2006 to 2012. Mr. Borer has also served on industry boards including the Texas Pipeline Association and the Colorado Oil and Gas Association.

Mr. Borer’s service as a CEO and on multiple boards of directors of publicly-traded energy companies provides him with experience in the financial and operational risks of an energy company. This experience assists our Board of Directors as it evaluates the Company’s financial and operational risks and strategy. He is well qualified to serve on our Board of Directors due to this extensive experience in the midstream energy industry.

ROBERT W. BOURNE, 63

Mr. Bourne has served as a member of our Board of Directors and as Vice President of Business Development – Midstream and Marketing since November 9, 2018, immediately following consummation of our initial business combination. Mr. Bourne has also served as Vice President of Business Development – Midstream and Marketing of Apache since April 2017. Prior to joining Apache, he served as a consultant advising Smith Production Inc. He served as Senior Vice President of Business Development at American Midstream GP LLC, the general partner of American Midstream Partners, LP. from November 2014 until December 31, 2015. Mr. Bourne was one of the founding members of the executive management team for Coral Energy.

He was a Principal of Costar Midstream LLC, an Energy Spectrum Capital company, from 2012 to 2014. Mr. Bourne became the President and CEO of Gas Solutions II Ltd. from 2010 to January 2012. He was a founding member of the executive leadership team that oversaw the formation of Coral Energy, a partnership formed by Shell and Tejas/Acadian Gas. He served as Senior Vice President of Energy Transfer Partners responsible for commercial and business development of the Houston Pipeline System from 2005 to 2009, Vice President of Crosstex Energy (now Enlink Midstream) from 2004 to 2005, and gas supply representative for Delhi Gas Pipeline from 1981 to 1984. From 1984 to 2003, he held positions of increasing responsibility with Shell Trading (formerly Coral Energy), including as Senior Vice President of Producer Services and Derivative Product Marketing.

Mr. Bourne is well qualified to serve on our Board of Directors due to his background as an experienced pipeline executive.

CLAY BRETCHES, 54

Mr. Bretches has served as our Chief Executive Officer and President and a member of our Board of Directors since January 16, 2019. Mr. Bretches also was appointed Senior Vice President – U.S. Midstream Operations of Apache in January 2019. He previously served as President & CEO and a member of the Board of Directors of Sendero Midstream Partners, LP, an Energy Capital Partners backed midstream company, from March 15, 2014 until January 15, 2019. He has spent his career gaining a broad base of experience in all sectors of energy, including upstream, midstream, and marketing.

Prior to joining Sendero, Mr. Bretches worked at Anadarko Petroleum Corporation from November 2000 to March 2014 and held various executive management positions, including leadership of Anadarko’s global crude oil, natural gas, and natural gas liquids marketing organization and the Exploration and Production Services division that provided centralized commercial, technical, and logistical support to all of Anadarko’s worldwide operations. Prior to joining Anadarko, Mr. Bretches led the crude oil marketing and midstream operations for Vastar Resources, Inc. He started his energy career at Arco Oil and Gas Company as an engineer, working on various drilling, completion, and reservoir engineering projects in West Texas and Mid-Continent areas of operation. He serves on the Advisory Council of the Electric Power Research Institute and is the past Board of Directors president of the Juvenile Diabetes Research Foundation – Gulf Coast Chapter. Mr. Bretches received a Bachelor of Science in petroleum engineering from Texas A&M University and an MBA from The University of Texas at Austin.

Mr. Bretches is well qualified to serve on our Board of Directors due to his background as an experienced energy executive.

STACI L. BURNS, 52

Ms. Burns has served as a member of our Board of Directors since November 9, 2018, immediately following consummation of our initial business combination. Ms. Burns has also served as Assistant Controller of Revenue, Marketing, Midstream & A&D Accounting of Apache since 2018. Ms. Burns joined Apache in 2004, earning positions of increasing responsibility including Revenue Manager in 2004, Revenue, Compliance & Owner Relations Manager in 2007, and Director US Revenue and Marketing Accounting in 2011.

Prior to joining Apache, Ms. Burns was Finance Manager of US Operations at Perenco (formerly CMS) from 1998 to 2004 and Revenue Supervisor at Sonat Exploration from 1995 to 1998, both independent oil and gas production and exploration companies. Ms. Burns served as Treasurer for three years on the Board of Directors of The Beacon, a non-profit organization serving the Houston homeless.

Ms. Burns is well qualified to serve on our Board of Directors due to her energy finance experience.

C. DOUG JOHNSON, 59

Mr. Johnson has served as a member of our Board of Directors since November 9, 2018, immediately following consummation of our initial business combination, and has served as a director of Gulfport Energy Corporation since September 2015. Since August 1981, Mr. Johnson served in various roles at Phillips 66 and its predecessors Phillips Petroleum Co. and ConocoPhillips Company, which was formed by the merger of Philips Petroleum Co. and Conoco Inc. in 2002. Mr. Johnson most recently served as Vice President, Controller and Principal Accounting Officer of Phillips 66, a publicly-traded company engaged in mid-stream, chemicals, and refining, from April 2012 until his retirement on December 31, 2014.

During the same period, he also served as Vice President, Controller and Principal Accounting Officer of Phillips 66 Partners GP LLC, the general partner of Phillips 66 Partners LP, a publicly-traded pipeline subsidiary of Phillips 66. From June 2010 until April 2012, Mr. Johnson served as General Manager, Upstream Finance, Strategy and Planning at ConocoPhillips. Prior to that, Mr. Johnson’s tenure at ConocoPhillips included his service as General Manager, Downstream Finance from 2008 to 2010 and General Manager, Upstream Finance from 2005 to 2008. Mr. Johnson also served on the board of Chevron Phillips Chemical Company LLC, a joint venture of Phillips 66 Partners LP and Chevron Corp., and its audit committee, where he was Co-Chairman, from April 2012 until December 2014.

Mr. Johnson is well qualified to serve on our Board of Directors due to his extensive financial and accounting background, with over 33 years of service in the oil and natural gas industry.

D. MARK LELAND, 57

Mr. Leland has served as an independent member of our Board of Directors since March 2017. He has served on the board of directors of PotlatchDeltic Corporation since 2016 and served as Deltic Timber Corporation’s interim President and CEO from October 2016 to March 2017. Mr. Leland served on the board of directors for the general partner of Rice Midstream Partners LP from 2014 until its merger with EQT Midstream Partners, LP in July 2018, including serving as Chairman of the audit committee and a member of the conflicts committee. Previously, Mr. Leland served as Executive Vice President and CFO of El Paso Corporation, a natural gas-focused pipeline and production company, from 2005 to 2009 and President of El Paso’s midstream business unit from 2009 to 2012, and as director of El Paso Pipeline Partners, L.P. from its formation in 2007 to 2012.

He served as Senior Vice President and CFO of El Paso Exploration & Production Company from 2004 to 2005. Mr. Leland served as Vice President and COO of the general partner of GulfTerra Energy Partners, L.P. in 2003, and as Vice President and Controller from 1997 to 2003. Mr. Leland served on the board of directors of the general partner of Oiltanking Partners, L.P., a crude oil and petroleum products storage provider, from 2012 until 2015 and on the board of directors of KiOR, Inc., a renewable fuels company, from 2013 until 2015.

Mr. Leland is well qualified to serve on our Board of Directors due to his extensive operational and financial experience in the midstream energy industry and his experience on the boards of directors of numerous publicly-traded energy companies.

KEVIN S. MCCARTHY, 59

Mr. McCarthy has served as a member of our Board of Directors since March 2017. He previously served as our Chairman from March 2017 until November 9, 2018 and as our Chief Executive Officer from inception until February 2017. Since joining Kayne Anderson Capital Advisors, L.P. in 2004, he has been co-Managing Partner of the firm’s Energy Marketable Securities business and has served as Chairman, Chief Executive Officer of Kayne Anderson MLP/Midstream Investment Company (KYN) and Kayne Anderson Midstream/Energy Fund, Inc. (KMF) since each of their inceptions. Since January 2018, he has also served as Vice Chairman of Kayne Anderson.

In addition to his directorships at Kayne Anderson funds, he served on the board of directors of Range Resources Corporation (NYSE: RRC), a domestic upstream company, from 2005 until June 2018, ONEOK, Inc. (NYSE: OKE), a domestic midstream company, from December 2015 until May 2017, and has held directorships at a number of other public and private companies in the energy industry. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was global head of energy investment banking at UBS Securities LLC, or UBS. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated.

Mr. McCarthy is well qualified to serve as a member of our Board of Directors due to his energy finance and investment experience.

ROBERT S. PURGASON, 63

Mr. Purgason has served as a member of our Board of Directors since November 9, 2018, immediately following consummation of our initial business combination, and previously served as our Chief Executive Officer from February 2017 until November 9, 2018. From February 2017 until December 2018, he also served as Senior Managing Director of Kayne Anderson. Mr. Purgason has over 40 years of experience in the energy industry and most recently served as Senior Vice President, Access at Williams Companies, Inc. until January 2017, responsible for the Central Operation Area and Operational Excellence for the entire enterprise. Mr. Purgason also held other roles at the Williams Companies, Inc. and its affiliates from 2015 to January 2017.

He has operational and commercial knowledge of midstream companies and served as COO of Chesapeake Midstream Partners, L.L.C. (subsequently named Access Midstream Partners, LP) from 2009 to 2015, and also served as COO of Crosstex Energy, L.P. (subsequently named EnLink Midstream LLC) from 2006 to 2009. From 2004 to 2006, he served as Senior Vice President of the Treating Division at Crosstex Energy, L.P. Prior to joining Crosstex, he spent 18 years at Williams Companies, Inc. and its affiliates in various senior-level positions in natural gas liquids, gas marketing, mergers and acquisitions, and major project development. He has served on the board of directors and is the past Chairman of the Texas Pipeline Association, the Board of Visitors Dean’s Advisory Council for the College of Engineering at The University of Oklahoma, the Advisory Board for the Chemical, Biological & Materials Engineering School at The University of Oklahoma, and past Program Chair and Director of GPA Midstream Association, where he authored numerous technical and marketing papers. He is currently a member of the Dallas Wildcat Committee and the National Association of Corporate Directors. Since 2014, Mr. Purgason has served on the board of L.B. Foster Company (NASDAQ: FSTR), a manufacturing company specializing in rail, construction, and energy related products.

Mr. Purgason is well qualified to serve as a member of our Board of Directors due to his extensive experience in the energy industry.

BEN C. RODGERS, 39

Mr. Rodgers has served as our Chief Financial Officer and Treasurer and a member of our Board of Directors since November 9, 2018, immediately following consummation of our initial business combination. Mr. Rodgers also has served as Vice President and Treasurer of Apache since May 2018. Prior to joining Apache, Mr. Rodgers served as Senior Vice President of EIG Global Energy Partners and led an investment team focusing on originating and managing oil and gas debt and equity investments in North America from 2016 until 2018.

Before that, he was with Concho Resources serving in a variety of leadership roles including Vice President of Commodities and Midstream and Vice President and Treasurer from 2012 until 2016. From 2008 until 2012, he also held the role of Vice President, Syndicated and Leveraged Finance, in the Investment Banking Division of J.P. Morgan Securities. Before that, he was senior consultant in the Advisory Services group at Ernst & Young from 2002 until 2007. Mr. Rodgers received a bachelor’s degree in finance from Texas A&M University and an MBA in finance from The University of Texas at Austin.

Mr. Rodgers is well qualified to serve as a member of our Board of Directors due to his operations, finance, and investment experience in the energy industry.

JON W. SAUER, 58

Mr. Sauer has served as a member of our Board of Directors and as Senior Vice President since November 9, 2018, immediately following consummation of our initial business combination. Mr. Sauer has also served as Senior Vice President, Tax, of Apache, since July 2014, having previously served as Vice President, Tax of Apache since May 2001, Director of Tax since March 1997 and Manager of Tax since August 1992. Prior to joining Apache, Mr. Sauer was a tax manager with Swift Energy Company, an independent oil and gas exploration and production company, from 1989 to 1992 and a manager in the tax practice of Arthur Andersen & Co., an independent public accounting firm, from 1983 to 1989.

Mr. Sauer is a certified public accountant and a member of the American Institute of Certified Public Accountants and Texas Society of Certified Public Accountants. He is past Chairman of the American Exploration & Production Council (formerly Domestic Petroleum Council) tax committee, and he serves on the tax committee of the American Petroleum Institute.

Mr. Sauer is well qualified to serve on our Board of Directors due to his energy and finance experience.

Director Independence

Apache Midstream beneficially owns a majority of our outstanding voting common stock. As a result, we qualify as a “controlled company” within the meaning set forth in the NASDAQ listing rules and may elect not to comply with certain NASDAQ corporate governance requirements, including the requirements that our Board of Directors consist of a majority of independent directors and that our compensation committee and nominating and governance committee (if such a committee is established) be composed entirely of independent directors. We have elected to utilize these exemptions, and as a result, our Board of Directors is not comprised of a majority of independent directors, and we have individuals serving on our Compensation Committee (as defined below) that are not independent under the NASDAQ listing rules and the rules and regulations of the SEC. These independence requirements will not apply to us as long as we remain a controlled company.

Our Board of Directors has determined that Mark Borer, D. Mark Leland, and C. Doug Johnson are independent within the meaning of NASDAQ Rule 5605(a)(2).

Reporting of Concerns to Independent Directors

Anyone who has concerns about the Company may communicate those concerns to the independent directors. Such communication should be mailed to the Company’s corporate secretary at 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400, and the corporate secretary will forward such communications to the independent directors.

Standing Committees and Meetings of the Board of Directors

Our Board of Directors has an Audit Committee, a Conflicts Committee, and a Compensation Committee. Actions taken by these committees are reported to our Board of Directors at the next regularly scheduled board meeting. During 2018, each of the Company’s continuing directors, other than Clay Bretches, who was appointed to our Board of Directors in January 2019, attended or participated in all meetings of our Board of Directors and the committees of which he or she was a member that were held following the date of his or her appointment. In accordance with NASDAQ corporate governance requirements, we were not required to hold an annual meeting until one year after our first fiscal year end following our listing on NASDAQ. Our special meeting of stockholders held on November 6, 2018 was held in lieu of our 2018 annual meeting of stockholders.

Name	Board	Audit	Conflicts	Compensation
W. Mark Meyer
Mark Borer
Robert W. Bourne
Clay Bretches
Staci L. Burns
C. Doug Johnson
D. Mark Leland
Kevin S. McCarthy
Robert S. Purgason
Ben C. Rodgers
Jon W. Sauer

No. of Meetings in 2018	6	5	0	1

Chairman of the Board

Committee Chairman

Audit Committee

We have established an Audit Committee of our Board of Directors. Messrs. Borer, Johnson, and Leland are members of our Audit Committee, with Mr. Johnson serving as chair. Under the NASDAQ listing rules and applicable SEC rules, we are required to have three members of the Audit Committee, all of whom must be independent. Messrs. Borer, Johnson, and Leland meet the independent director standard under NASDAQ listing rules and under Rule 10-A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has determined that Mr. Johnson qualifies as a financial expert, as defined in Item 407 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues, and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory, or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC, or other regulatory authorities.

Compensation Committee

We have established a Compensation Committee of our Board of Directors. The NASDAQ corporate governance requirement that listed companies have a compensation committee composed entirely of independent directors will not apply to us as long as we remain a controlled company. As such, Messrs. Meyer, Purgason, and Sauer serve as members of our Compensation Committee, with Mr. Sauer serving as chair.

We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives, and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments, and other special compensation and benefit arrangements for our officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel, or other adviser and will be directly responsible for the appointment, compensation, and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel, or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

The Compensation Committee may form subcommittees for any purpose that the Compensation Committee deems appropriate and may delegate to such subcommittees such power and authority as the Compensation

Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Compensation Committee shall not delegate to a subcommittee any power or authority required by any law, regulation, or listing standard to be exercised by the Compensation Committee as a whole.

The Chief Executive Officer may make, and the Compensation Committee may consider, recommendations to the Compensation Committee regarding the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, its incentive-compensation and equity-based plans with respect to executive officers (other than the Chief Executive Officer) and the Company’s director compensation arrangements.

Conflicts Committee

We have established a Conflicts Committee of our Board of Directors. Messrs. Borer, Johnson, and Leland serve as members of our Conflicts Committee, with Mr. Leland serving as chair. The primary purpose of the Conflicts Committee is to resolve potential conflicts of interest in connection with certain related-party transactions between the Company or any of its subsidiaries, on the one hand, and Apache or any of its subsidiaries other than the Company and its subsidiaries, on the other hand. In accordance with the related party transaction policy adopted by our Board of Directors on the consummation of the initial business combination, our management team is required to present the following transactions to the Conflicts Committee for review and approval:

•

related-party transactions that are not pre-approved under the related party transaction policy and involve an aggregate amount paid to or by the Company or its subsidiaries of more than $20 million over the life of the transaction or more than $5 million per calendar year (a “Material Amount”);

•	any amendment of, or waiver of any right or remedy under, the:

•

Contribution Agreement, dated as of August 8, 2018, by and among the Company, Altus Midstream LP, Apache Midstream, Altus Midstream Gathering LP, Altus Midstream Pipeline LP, Altus Midstream Processing LP, Altus Midstream NGL Pipeline LP, and Altus Midstream Subsidiary GP LLC;

•	Altus Midstream LP’s amended and restated agreement of limited partnership;

•	Amended and Restated Registration Rights Agreement with Kayne Anderson Sponsor, the other holders party thereto, and Apache Midstream;

•	Construction, Operations and Maintenance Agreement (the “COMA”);

•	Purchase Rights and Restrictive Covenants Agreement between Apache and Altus;

•	Stockholders Agreement;

•	Warrant Agreement with American Stock Transfer & Trust Company, LLC, as warrant agent, that governs the terms of certain warrants issued to Apache Midstream;

•	Gas Gathering Agreement (the “Gas Gathering Agreement”), by and between Apache and Altus Midstream Gathering LP, dated as of July 1, 2018;

•	Gas Processing Agreement (the “Gas Processing Agreement”), by and between Apache and Altus Midstream Processing LP, dated as of July 1, 2018;

•	Trademark License Agreement with Apache, pursuant to which Apache granted Altus certain limited usage rights with respect to certain intellectual property of Apache;

•	Trademark License Agreement with Apache, pursuant to which Apache granted Altus Midstream LP certain limited usage rights with respect to certain intellectual property of Apache;

•	Lease Agreement with Apache (the “Lease Agreement”) relating to the use by Altus Midstream LP of certain office buildings, warehouse, and storage facilities located in Reeves County, Texas; or

•

(1) an option to acquire up to a 15% equity interest (as well as pursuant to a supplemental option, an additional 1% equity interest) in the Gulf Coast Express pipeline, (2) an option to acquire up to a 15% equity interest in the EPIC Crude pipeline, (3) an option to acquire a 50% equity interest in the Salt Creek NGL pipeline, (4) an option to acquire up to a 33% equity interest in the Shin Oak pipeline, and (5) an option to acquire an approximate 33% equity interest in the Permian Highway Pipeline Project, subject to reduction in the event that other options to acquire equity in the Permian Highway Pipeline Project held by third parties are exercised;

by the Company or its subsidiaries or any related party acting on behalf of such persons (as opposed to a related party acting on its own behalf) which amendment or waiver involves a Material Amount or, if the amount involved cannot be quantified, would be material and adverse to the Company and its subsidiaries, taken as a whole;

•

the enforcement, or the failure to enforce, by the Company or its subsidiaries or a related party acting on behalf of the Company or its subsidiaries (as opposed to a related party acting on its own behalf) of any rights or remedies of the Company or its subsidiaries against a related party under any of the agreements described in the immediately preceding bullet that involves a Material Amount or, if the amount involved cannot be quantified, would be material and adverse to the Company and its subsidiaries, taken as a whole; provided, that budgeting, contracting, and other operational matters under any such agreements will not be subject to the provisions of this bullet and the immediately preceding two bullets; and

•

the entry into any gas processing agreement or gas gathering agreement between the Company or any of its subsidiaries and any person other than a related party, or the amendment of any such agreement, that causes a related party to have a right to cause certain amendments to the Gas Processing Agreement or the Gas Gathering Agreement the effect of which would involve a reduction in the amounts payable by such related party to the Company or its subsidiaries under the Gas Processing Agreement or the Gas Gathering Agreement, respectively, by a Material Amount.

Director Nominations

We do not have a standing nominating committee. In accordance with Rule 5605(e)(1)(A) of the NASDAQ listing rules, a majority of the independent directors may recommend a director nominee for selection by the Board of Directors. Our Board of Directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board of Directors also will consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board of Directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Committee Charters

You can access electronic copies of the charters of the Audit Committee and Compensation Committee of the Board of Directors, each as amended from time to time, on the Company’s website (www.altusmidstream.com). Our Code of Business Conduct, which meets the requirements of a code of ethics under applicable SEC regulations and NASDAQ corporate governance requirements, also is available on the Company’s website. You may request printed copies of any of these documents by writing to Altus’ corporate secretary at 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400.

Compensation Committee Interlocks and Insider Participation

During 2018, Messrs. Meyer, Purgason, and Sauer served on the Compensation Committee of the Company’s Board of Directors.

No executive officer of the Company serves, or in the past year has served, as a member of the compensation (or similar) committee or on the board of directors of another entity, one of whose executive officers served on the Company’s Compensation Committee or as a member of the Company’s Board of Directors. During parts of fiscal year 2018, Messrs. Meyer, Purgason, and Sauer served as officers of the Company, as more fully described in their respective biographical information in the “Nominees for Election as Directors” section. During fiscal year 2018, no member of the Compensation Committee had any business relationship or conducted any business with the Company other than as an officer or director of the Company.

Report of the Audit Committee

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act.

The Audit Committee is operated under a charter that specifies the scope of the Committee’s responsibilities. The charter, which is reviewed annually and available on the Company’s website (www.altusmidstream.com), was last amended and restated effective November 9, 2018.

The Board of Directors has determined that all three members of the Committee are independent based upon the standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules, and regulations, including standards of the NASDAQ and Rule 10A-3 of the Exchange Act.

The Company’s management has the primary responsibility for preparing the Company’s financial statements, managing the accounting and financial reporting processes, devising and maintaining the systems of internal controls over financial reporting, and assessing the effectiveness of internal controls over financial reporting. Ernst & Young LLP, the Company’s independent registered public accounting firm (the “independent auditors”), is responsible for the audit of the consolidated financial statements. The Company qualifies as an “emerging growth company” as defined in the JOBS Act and is therefore exempt from the independent auditor attestation requirement in the assessment of the Company’s internal controls over financial reporting pursuant to the Sarbanes-Oxley Act of 2002. As a result, the independent auditors did not issue a report on the Company’s internal controls over financial reporting for the year ended December 31, 2018. The Committee’s responsibility is to monitor and oversee these processes and procedures on behalf of the Board of Directors.

The Audit Committee held five meetings during fiscal year 2018, including three in-person meetings. The Audit Committee also held two meetings, including one in person, in early 2019 pertinent to the fiscal 2018 audit procedures. The meetings of the Audit Committee are designed to facilitate and encourage communication among the Audit Committee, the Company, the Company’s internal audit function, and the Company’s independent auditors. Meeting agendas are set based upon the Audit Committee Charter and also include suggested topics from Committee members and/or other relevant topics. At some of the Audit Committee meetings held in person, the Committee met with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, including internal controls over financial reporting, and the overall quality of the Company’s financial reporting.

The Committee is responsible for oversight of the qualifications, performance, and independence of the Company’s independent auditors and annually determines whether to retain the Company’s current independent auditors or retain another auditor. In doing so, the Audit Committee takes into consideration a number of factors, including the historical and recent performance of the independent auditors and lead partner, its knowledge of the Company’s operations and industry, external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (United States) (“PCAOB”) reports, and independence. The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent auditors, in both fact and appearance.

The Audit Committee discussed with the Company’s internal auditors and the independent auditors the overall scope and plans for their respective audits. In addition, the Audit Committee reviewed with the independent auditors, which is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the standards of the PCAOB, including PCAOB Auditing Standard No. 1301, Communications with Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Audit Committee has discussed with the independent auditors the firm’s independence from Company management and the Company, including the matters in the letter from the firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with the independent auditors’ independence.

The Audit Committee also reviewed and discussed together with management, the internal auditors, and the independent auditors the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, including the clarity of disclosures in the financial statements, the results of management’s assessment of the effectiveness of the Company’s internal controls over financial reporting, and the Company’s internal auditors’ audit of the Company’s internal controls over financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2018, filed by the Company with the Securities and Exchange Commission.

February 26, 2019	Members of the Audit Committee
C. Doug Johnson, Chairman
Mark Borer
D. Mark Leland

Securities Ownership and Principal Holders

The following tables set forth, as of February 28, 2019, the beneficial ownership of the Company’s common stock, of (i) each director or nominee for director of the Company, (ii) the Company’s named executive officers for fiscal year 2018, as defined herein, and (iii) all directors and executive officers of the Company as a group. All ownership information is based upon filings made by those persons with the SEC and upon information provided to the Company. The table also presents the ownership of shares of common stock of Apache owned of record or beneficially owned as of the record date. Apache owns an approximately 79% interest in Altus.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of voting common stock beneficially owned by them.

Name and Address of Beneficial Owners (1)	Amount and Nature of Beneficial Ownership in Altus (2)		Percent of Class	Amount and Nature of Beneficial Ownership in Apache (2)		Percent of Class
Mark Borer	143,831	(3)(4)	*	—		—
Robert W. Bourne	25,000		*	34,490	(7)(9)	*
Clay Bretches	—		—	32,928	(9)	—
Staci L. Burns	2,500		*	19,452	(7)(8)(9)	*
C. Doug Johnson	11,037	(4)	*	—		—
D. Mark Leland	143,831	(3)(4)	*	—		—
Kevin S. McCarthy	993,822	(3)	*	—		—
W. Mark Meyer	7,500		*	98,072	(7)(8)(9)	*
Robert S. Purgason	1,016,114	(3)	*	—		—
Ben C. Rodgers	5,000		*	27,551	(9)	*
Jon W. Sauer	15,000		*	163,586	(7)(8)(9)(10)	*
Rebecca A. Hoyt	5,000		*	158,306	(7)(8)(9)(10)	*
P. Anthony Lannie	25,000		*	341,822	(7)(8)(9)	*
Dominic J. Ricotta	10,000		*	117,641	(7)(8)(9)	*
Brian W. Freed (6)	176,510	(3)(5)	*	63,397	(7)(8)(9)(11)	*
All directors, nominees, and executive officers as a group (including the above named persons)	2,580,145		3.4	1,057,245		*

*	Represents less than one percent of outstanding shares of common stock.
(1)	Unless otherwise noted, the business address of each of the directors and executive officers in this table is 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056.
(2)

All ownership is sole and direct unless otherwise noted. Inclusion of any common stock not owned directly shall not be construed as an admission of beneficial ownership. Each fractional share has been rounded to the nearest whole share.

(3)

Includes the following shares of Class A Common Stock issuable upon exercise of warrants: Mr. Borer – 56,824; Mr. Freed – 100,000; Mr. Leland – 56,824; Mr. McCarthy – 388,889; and Mr. Purgason – 497,210.

(4)	Includes the following restricted stock units granted under the Company’s Restricted Stock Units Plan (“RSU Plan”): Mr. Borer – 11,037; Mr. Johnson – 11,037; and Mr. Leland – 11,037.
(5)	Includes 10 shares of Class A Common Stock held by one or more of Mr. Freed’s children.
(6)	On January 15, 2019, Mr. Freed resigned as Chief Executive Officer and President of the Company and as a member of the Company’s Board of Directors.
(7)

Includes the following shares of Apache common stock issuable upon the exercise of outstanding employee stock options which are exercisable within 60 days: Mr. Bourne – 1,996; Ms. Burns – 8,417; Mr. Freed – 2,962; Ms. Hoyt – 52,430; Mr. Lannie – 133,863; Mr. Meyer – 7,849; Mr. Ricotta – 32,767; and Mr. Sauer – 44,644.

(8)

Includes the following shares of Apache common stock held by the trustee of Apache’s 401(k) Savings Plan and/or Non-Qualified Retirement/Savings Plan: Ms. Burns – 558; Mr. Freed – 121; Ms. Hoyt – 13,825; Mr. Lannie – 31,712; Mr. Meyer – 3,017; Mr. Ricotta – 18,201; and Mr. Sauer – 4,756.

(9)

Includes the following Apache restricted stock units granted under Apache’s 2011 Omnibus Equity Compensation Plan and the 2016 Omnibus Compensation Plan: Mr. Bourne – 29,133; Mr. Bretches – 32,928; Ms. Burns – 7,467; Mr. Freed – 42,621; Ms. Hoyt – 45,278; Mr. Lannie – 86,364; Mr. Meyer – 87,206; Mr. Ricotta – 47,163; Mr. Rodgers – 27,551; and Mr. Sauer – 23,768.

(10)	Includes the following Apache common stock equivalents held through Apache’s Deferred Delivery Plan: Ms. Hoyt – 2,794 and Mr. Sauer – 41,707.
(11)	Includes 10 shares of Apache common stock held by one or more of Mr. Freed’s children.

The following table sets forth the only persons known to the Company to be the owners of more than five percent (5%) of the outstanding shares of the Company’s common stock as of February 28, 2019, based on the information available as of March 8, 2019, according to reports filed with the SEC:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Class A Common Stock, Class C Common Stock, and Warrants	Apache Midstream LLC (1) 2000 Post Oak Blvd. Suite 100 Houston, Texas 77056	260,495,168	(1)	79.4

Class A Common Stock and Warrants	Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 3rd Floor Los Angeles, California 90067	16,396,681	(2)	21.6

Class A Common Stock	SMALLCAP World Fund, Inc. 6455 Irvine Center Drive Irvine, California 92618	9,082,000	(3)	12.1

Class A Common Stock	Salient Capital Advisors, LLC 4265 San Felipe, 8th Floor Houston, Texas 77027	8,929,000	(4)	11.9

Class A Common Stock	Capital Research Global Investors 333 South Hope Street Los Angeles, California 90071	8,099,000	(5)	10.8

(1)

Per Schedule 13D filed by Apache on December 10, 2018 and includes warrants exercisable for 3,182,140 shares of Class A Common Stock and 250,000,000 shares of Class C Common Stock. Apache Midstream is the record holder of the shares reported herein. Apache Corporation is the sole member of Apache Midstream and has voting and investment discretion with respect to the voting common stock held of record by Apache Midstream. The business address of each of these entities is 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056. None of the foregoing Apache associates have any arrangement or understanding with respect to future employment by us or our affiliates or any future transactions to which we or any of our affiliates will or may be a party.

(2)

Per Schedule 13D/A filed by Kayne Anderson on December 27, 2018 and includes warrants exercisable for 1,122,020 shares of Class A Common Stock. Percent of common stock owned does not include the 250,000,000 shares of Class C Common Stock held by Apache Midstream, but does include shares of voting common stock held of record by Kayne Anderson Sponsor, LLC, over which Kayne Anderson Capital Advisors, L.P. has voting and investment discretion. Kayne Anderson Capital Advisors, L.P. is the investment manager, general partner, or managing member of certain stockholders, including stockholders in which certain of our officers and directors and employees of Kayne Anderson Capital Advisors, L.P. hold an interest. Richard A. Kayne may be deemed a beneficial owner with voting and investment power over the shares of Class A Common Stock held by such stockholders. Mr. Kayne disclaims beneficial ownership of the shares reported, except those attributable to him by virtue of his pecuniary interest therein. None of the foregoing Kayne Anderson associates have any arrangement or understanding with respect to future employment by us or our affiliates or any future transactions to which we or any of our affiliates will or may be a party.
(3)	Per Schedule 13G/A filed by SMALLCAP World Fund, Inc. on February 14, 2019. Percent of common stock owned does not include the 250,000,000 shares of Class C Common Stock held by Apache Midstream.
(4)	Per Schedule 13G/A filed by Salient Capital Advisors, LLC on January 15, 2019. Percent of common stock owned does not include the 250,000,000 shares of Class C Common Stock held by Apache Midstream.
(5)

Per Schedule 13G/A filed by Capital Research Global Investors on February 14, 2019. Percent of common stock owned does not include the 250,000,000 shares of Class C Common Stock held by Apache Midstream.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and officers, as well as beneficial owners of ten percent or more of the Company’s common stock, to report their holdings and transactions in the Company’s securities. With respect to fiscal year 2018, each of Messrs. Leland and Borer filed a Form 5 in January 2019 reporting the automatic conversion of shares of the Company’s Class B common stock into shares of Class A Common Stock upon consummation of our initial business combination on November 9, 2018. Apache filed a Form 3 on December 10, 2018 reporting the acquisition of more than 10% of the then-outstanding shares of Class A Common Stock by Apache Midstream, a wholly owned subsidiary of Apache, upon consummation of our initial business combination on November 9, 2018.

Securities Authorized for Issuance Under Equity Compensation Plans

Other than the RSU Plan under which awards vest in cash, the Company does not currently have any other equity compensation plans under which grants of stock, stock options, restricted stock units, or other rights to acquire shares of the Company’s common stock may be granted from time to time. However, such an equity compensation plan is the subject of Proposal No. 3, “Approval of the Omnibus Compensation Plan,” and the securities proposed to be issued under such plan are described in the “Securities to be Offered” section therein.

Certain Business Relationships and Transactions

The Company’s Board of Directors has adopted a Code of Business Conduct, which was last revised in November 2018. The Code of Business Conduct prohibits conflicts of interest between any of our directors, officers, or employees and the Company. The Code of Business Conduct requires our directors, officers, and employees to inform the Company of any transaction that involves related parties and that may give rise to a conflict of interest. The Board of Directors reviews transactions to determine whether a transaction impairs the independence of a director and such determination is documented in the Board’s minutes. The Code of Business Conduct is available on the Company’s website (www.altusmidstream.com).

Construction, Operations and Maintenance Agreement

In connection with the closing of our initial business combination, we entered into the COMA with Apache, pursuant to which Apache provides certain services related to the design, development, construction, operation, management, and maintenance of certain gathering, processing, and other midstream assets on our behalf. We do not have any employees and, pursuant to the COMA, rely on Apache’s employees for the conduct of our business and operations.

Under the COMA, we will pay Apache annual fees of (i) $3,000,000 for the period beginning on the execution of the COMA and ending on December 31, 2019, (ii) $5,000,000 for the period beginning on January 1, 2020 and ending December 31, 2020, (iii) $7,000,000 for the period beginning on January 1, 2021 and ending on December 31, 2021, and (iv) $9,000,000, as may be increased thereafter until terminated. We also will reimburse Apache for certain costs and expenses it incurs for or on behalf of us in connection with the services it provides under the COMA.

The COMA is subject to termination (i) upon the mutual consent of Apache and us, (ii) by either of Apache or us, at respective options, upon 30 days’ prior written notice in the event Apache or an affiliate of Apache no longer owns a direct or indirect interest in at least 50% of our voting or other equity securities, or (iii) by us if Apache fails to perform any of its covenants or obligations due to willful misconduct of any Senior Supervisory Personnel (as defined in the COMA) and such failure has a material adverse financial impact on us. If the COMA is terminated by Apache or us, then we will be required to attract and hire employees to perform the services currently performed by Apache’s employees under the COMA or otherwise contract with third parties for the provision of such services.

During the period beginning on November 9, 2018 and ending on December 31, 2018, we paid Apache an aggregate of $372,262.77 for the services provided under the COMA.

Stockholders Agreement

In connection with the closing of our initial business combination, we entered into the Stockholders Agreement with Apache Midstream and Kayne Anderson Sponsor to set forth certain corporate governance rights of Apache Midstream and Kayne Anderson Sponsor. For a description of the Stockholders Agreement, please see “Election of Directors — General Information” above.

Lease Agreement

In connection with the closing of our initial business combination, we entered into the Lease Agreement with Apache. Under the terms of the Lease Agreement, we will pay to Apache on a monthly basis the sum of (i) a base rental charge of $44,500 and (ii) an amount based on Apache’s estimate of the annual costs it incurs in connection with the ownership, operation, repair, and/or maintenance of the facilities. Unpaid amounts accrue interest until settled. The initial term of the Lease Agreement is for four years and may be extended by us for three additional consecutive periods of twenty-four months.

Midstream Service Agreements

Apache has been our only customer since operations commenced in the second quarter of 2017, although we are pursuing third-party business, which could be accommodated by existing and planned capacity. We have contracted to provide gas gathering, compression, processing, transportation, and natural gas liquids transportation services pursuant to acreage dedications provided by Apache. Our revenues under these contracts are 100 percent fee-based, resulting in no direct commodity price exposure attributable to these contracts.

In addition, Apache agreed that any gas produced from Apache-operated wells located within the dedication area that is owned by other working interest owners and royalty owners is dedicated to us, so long as Apache has the right to market such gas. The agreements are effective for primary terms beginning on July 1, 2018 and ending March 31, 2032. The primary term will automatically extend for two five-year periods unless Apache provides at least nine months’ prior written notice of its election not to extend the primary term. The covenants under the agreements are intended to run with the land and will be binding on any transferee of the interests within the dedicated area.

Executive Officers of the Company

In connection with and effective as of the closing of our initial business combination, on November 9, 2018, Mr. Robert S. Purgason resigned as the Company’s Chief Executive Officer and Mr. Terry A. Hart resigned as the Company’s Chief Financial Officer. Upon consummation of our initial business combination, our Board of Directors appointed Mr. Brian W. Freed as the Company’s Chief Executive Officer and President. On January 15, 2019, Mr. Freed resigned as the Company’s Chief Executive Officer and President. The following individuals currently serve as executive officers of the Company:

Name	Position
Clay Bretches	Chief Executive Officer and President
Ben C. Rodgers	Chief Financial Officer and Treasurer
Rebecca A. Hoyt	Senior Vice President, Chief Accounting Officer and Controller
P. Anthony Lannie	Executive Vice President and General Counsel
Dominic J. Ricotta	Senior Vice President, Human Resources

Biographical information for each of Clay Bretches and Ben C. Rodgers is set forth above under the caption “Nominees for Election as Directors.”

Rebecca A. Hoyt, 54, has served as our Senior Vice President, Chief Accounting Officer and Controller since November 9, 2018, immediately following consummation of our initial business combination. Ms. Hoyt has also served as Senior Vice President, Chief Accounting Officer and Controller of Apache since August 2014. Ms. Hoyt joined Apache in 1993, earning positions of increasing responsibility including being named Assistant Controller in 2003, Vice President and Controller in 2006, and Chief Accounting Officer in 2010. Previously, Ms. Hoyt was an audit manager with Arthur Andersen LLP, an independent public accounting firm, from 1992 to 1993. She holds a bachelor’s degree in accounting from the University of Houston.

P. Anthony Lannie, 65, has served as our Executive Vice President and General Counsel since November 9, 2018, immediately following consummation of our initial business combination. Mr. Lannie has also served as Executive Vice President and General Counsel of Apache since August 2009 and was interim Chief Financial Officer from October 9, 2014 through March 2, 2015. Mr. Lannie served as Senior Vice President and General Counsel of Apache since May 2004, and Vice President and General Counsel since March 2003. Prior to joining Apache, he was President of Kinder Morgan Power Company, Houston, Texas, from 2000 through February 2003, and President of Coral Energy Canada in 1999. Mr. Lannie was Senior Vice President and General Counsel of Coral Energy, an affiliate of Shell Oil Company and Tejas Gas Corporation, from 1995 through 1999, and of Tejas Gas Corporation from 1994 until its combination with Coral Energy in 1998. Mr. Lannie earned his undergraduate and law degrees from Vanderbilt University.

Dominic J. Ricotta, 54, has served as our Senior Vice President, Human Resources since November 9, 2018, immediately following consummation of our initial business combination. Mr. Ricotta has also served as Senior Vice President, Human Resources of Apache since September 14, 2016, having been Vice President and Associate General Counsel since 2010. Since joining Apache in 1998, Mr. Ricotta has held positions of increasing responsibility in Apache’s legal department. Before joining Apache, he was a partner in the law firm of Holme Roberts & Owen LLP. He earned his bachelor’s degree in chemical engineering and petroleum refining with high honors from the Colorado School of Mines and his juris doctor, cum laude, from Northwestern University Pritzker School of Law.

EXECUTIVE COMPENSATION

Executive Compensation Overview

Prior to consummation of our initial business combination, we did not employ any of the individuals who served as our executive officers, and none of our executive officers received any cash (or non-cash) compensation for the services they provided to us.

Following consummation of our initial business combination, we are managed by Apache, and all of our executive officers are employees of Apache and perform responsibilities for Apache and its affiliates that are unrelated to our business. Because our executive officers are employed by Apache, compensation of our executive officers will be set and paid by Apache under its compensation programs. While Apache is not party to any employment agreements with any of our executive officers, in connection with the closing of our initial business combination, we entered into the COMA with Apache, pursuant to which, among other matters:

•	Apache will make available to us the services of the Apache employees who act as our executive officers;

•

we will reimburse Apache for the costs associated with the salary, benefits, and other compensation of those Apache employees who allocate substantially all or a proportional part of their time to the management and operation of our business and assets, including our Chief Executive Officer and Chief Financial Officer; and

•

we will pay Apache an escalating annual fee to cover the services provided to us by the other Apache employees who provide services to or on behalf of us, as described under “Election of Directors—Certain Business Relationships and Transactions” above.

Except with respect to any awards that may be granted from time to time under our Omnibus Compensation Plan, if approved by our stockholders at the annual meeting, and our RSU Plan, our executive officers will not receive any additional compensation for the services they provide to us.

As none of our executive officers were compensated for their services during 2018, our “named executive officers” for 2018 were only those who served as Chief Executive Officer or Chief Financial Officer, which were:

•	Robert S. Purgason, who served as our Chief Executive Officer until November 9, 2018;

•	Brian W. Freed, who served as our Chief Executive Officer from November 9, 2018 until January 15, 2019;

•	Terry A. Hart, who served as our Chief Financial Officer until November 9, 2018; and

•	Ben C. Rodgers, who has served as our Chief Financial Officer since November 9, 2018.

Director Compensation

Prior to consummation of our initial business combination, none of our directors received any cash (or non-cash) compensation for the services they provided as members of our Board of Directors.

Following consummation of our initial business combination, officers or employees of Apache or Kayne Anderson Sponsor who also serve as members of our Board of Directors do not receive additional compensation for the services they provide as members of our Board of Directors. Our directors who are not officers or employees of Apache or Kayne Anderson (our “non-employee directors”) receive cash and equity-based compensation for their services as directors. In December 2018, each of our non-employee directors received a grant of $100,000 of restricted stock units under our RSU Plan that will vest in cash at the end of three years. None of our directors received any other cash (or non-cash) compensation for the services they provided as members of our Board of Directors in fiscal year 2018.

During fiscal year 2019, our non-employee director compensation program will consist of the following:

•	an annual cash retainer of $70,000;

•	a proposed annual equity-based retainer of $100,000; and

•	additional payments, as necessary, as consideration for service incurred per transaction reviewed by the conflicts committee.

Non-employee directors also receive reimbursement for out-of-pocket expenses they incur in connection with attending meetings of our Board of Directors or its committees. Each director is indemnified for his or her actions associated with being a director to the fullest extent permitted under Delaware law.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL NO. 2)

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work of the independent auditor employed by the Company and establishes guidelines for the retention of the independent auditor for any permissible services. In performing these responsibilities, among other things, the Audit Committee (i) reviews the qualifications, performance, and independence of the independent auditor, (ii) reviews and evaluates the lead partner of the independent auditor having primary responsibility for the Company’s audit, and (iii) considers whether the accounting firm chosen as the independent auditor should be rotated in order to maintain the independence between the independent auditor and the Company.

The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm (the “independent auditors”), to audit the Company’s financial statements for fiscal years 2018 and 2019. The Board believes that the continued retention of Ernst & Young LLP to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders and, at the request of the Audit Committee, is asking its stockholders to ratify such appointment.

On December 17, 2018, the Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors, unanimously resolved (i) to dismiss WithumSmith+Brown, PC (“Withum”) as the Company’s independent public accountants and (ii) to engage Ernst & Young LLP to serve as the Company’s independent public accountants for the fiscal year ending December 31, 2018. This decision followed the consummation of the Company’s initial business combination on November 9, 2018.

The audit reports of Withum on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal year ended December 31, 2017 and for the period from December 12, 2016 (inception) to December 31, 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period from the Company’s inception on December 12, 2016 to December 31, 2017, and from January 1, 2018 through December 19, 2018, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Withum’s satisfaction, would have caused Withum to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company provided Withum with a copy of the above disclosures. A letter dated December 19, 2018, from Withum stating its agreement with such statements is listed under Item 9 as Exhibit 16.1 and is incorporated by reference in the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2018.

During the period from the Company’s inception on December 12, 2016 to December 31, 2017, and from January 1, 2018 through December 19, 2018, the Company did not consult Ernst & Young LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by Ernst & Young LLP that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Representatives of Ernst & Young LLP will be present at the annual meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions regarding Altus’ business.

Although stockholder ratification is not required, the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2019 is being submitted for ratification at the annual meeting because the Board of Directors believes doing so is a good corporate governance practice. Furthermore, the Audit Committee will take stockholders’ opinions regarding the appointment of Ernst & Young LLP into consideration in future deliberations. If Ernst & Young LLP’s appointment is not ratified at the annual meeting, the Audit Committee will consider the engagement of other independent accountants. The Audit Committee may terminate Ernst & Young LLP’s engagement as the Company’s independent auditors without the approval of the Company’s stockholders whenever the Audit Committee deems appropriate.

The fees paid to the Company’s independent auditors for 2018 and 2017 were as follows:

Description	2018 ($)	2017 ($)
Audit Fees	680,500	94,500
Audit-Related Fees	8,000	—
Tax Fees	3,000	3,000
All Other Fees	—	—

Audit Fees were for professional services rendered for the annual audit of the Company’s consolidated financial statements included in the Form 10-K, the reviews of the Company’s financial statements included in the Forms 10-Q, and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company’s consolidated financial statements. The Audit Fees for 2018 include $585,000 for the engagement of Ernst & Young LLP’s annual audit of the Company’s consolidated financial statements for the 2018 fiscal year and $95,500 for services provided by Withum for the 2018 fiscal year prior to their dismissal as discussed above. All Audit Fees for prior years are services provided by Withum and include services in connection with our initial public offering in April 2017, in addition to those referenced above.

Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include consultations related to accounting, financial reporting, or disclosure matters not classified as “audit services,” and agreed upon or expanded audit procedures. All Audit-Related Fees in the above listed table were associated with services provided by Withum.

Tax Fees were for services related to tax planning and compliance, tax-related and structuring-related consultation, and tax services related to potential acquisitions/dispositions. All Tax Fees in the above listed table were associated with services provided by Withum.

Our Audit Committee was formed upon the consummation of our initial public offering in April 2017. As a result, the Audit Committee did not pre-approve all of the foregoing services performed in the year 2017, although any services rendered prior to the formation of our Audit Committee were approved by our Board of Directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act that are approved by the audit committee prior to the completion of the audit).

All audit, audit-related, tax, and other services for 2018 were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP and Withum was compatible with that firm’s independence in the conduct of its auditing functions. The Audit Committee has taken into consideration whether the provision of non-audit services by Ernst & Young LLP and Withum is compatible with maintaining auditor independence.

None of the services described above were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Approval of Independent Auditor Services and Fees

To ensure the independence of our independent auditors and to comply with the applicable securities laws, the listing standards of the NASDAQ Stock Market and the Audit Committee charter, the Audit Committee has established a policy and related procedures with respect to services that may be performed by the Company’s independent auditors (the “Pre-Approval Policy”).

The Pre-Approval Policy provides that the Company’s independent auditors may not perform any service for the Company, subject to those exceptions that may be permitted by applicable law, unless: (i) the service has been pre-approved by the Audit Committee or (ii) the Company engaged the independent auditors to perform the service pursuant to the pre-approval provisions of the Pre-Approval Policy. In addition, the Pre-Approval Policy prohibits the Audit Committee from pre-approving certain non-audit services that are prohibited from being performed by the Company’s independent auditors by applicable securities laws.

Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved certain categories of services to be performed by the independent auditors and a maximum amount of fees for each category. The Audit Committee reassesses these service categories and the associated maximum fee limits annually. Individual projects within the approved service categories have been pre-approved only to the extent that the fees for each individual project do not exceed a specified dollar limit, which amount is reassessed annually. The Committee also considers on a case-by-case basis specific engagements that are not otherwise pre-approved or that exceed pre-approved fee amounts. The Audit Committee grants pre-approval, subject to fee limits, for services that fall within that “All Other Fees” category on an engagement-by-engagement basis.

At least annually, the Audit Committee designates a member of the Audit Committee to whom it delegates its pre-approval responsibilities. That member has the authority to approve interim requests to pre-approve services and maximum fee limits, provided that the member informs the Audit Committee of his or her decision at the Audit Committee’s next scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2019.

APPROVAL OF THE OMNIBUS COMPENSATION PLAN (PROPOSAL NO. 3)

Description of the Proposed Plan

The following description of the Omnibus Compensation Plan is a summary of the material features of the Omnibus Compensation Plan as proposed. This summary does not purport to be a complete description of all the provisions of the Omnibus Compensation Plan and is qualified in all respects by the copy of the Omnibus Compensation Plan included as Appendix A to this proxy statement.

The purpose of the Omnibus Compensation Plan is to enhance the profitable growth of Altus and its subsidiaries by attracting, motivating, and retaining employees, directors, and service providers. This plan affords such individuals a means to acquire and maintain stock ownership or awards, the value of which is tied to the performance of the Company’s common stock, and to receive cash compensation which is linked to their individual performance and/or the Company’s performance. The Omnibus Compensation Plan is intended to create a direct employee/service provider-interest in the future success of the Company’s operations and encourage participants to remain in the long-term service of the Company. The Omnibus Compensation Plan also provides additional incentives and reward opportunities designed to strengthen such participants’ concern for the welfare of Altus and our stockholders and their desire to remain in the employ or service of Altus.

The Omnibus Compensation Plan achieves the purpose stated above by authorizing grants of (i) incentive stock options (“Incentive Options”), (ii) options that do not constitute incentive stock options (“Non-Statutory Options,” and together with Incentive Options, “Options”), (iii) restricted stock awards (“Restricted Stock Awards”), (iv) restricted stock units (“Restricted Stock Units”), (v) stock appreciation rights (“SARs”), (vi) performance awards, (vii) cash-based awards (“Cash Awards”), (viii) dividend equivalent awards, or (ix) any combination of such awards (collectively referred to as “Awards”). The market value of a share of Altus’ common stock, which underlies several Awards, was $5.99 on April 1, 2019 as reported on NASDAQ. For additional information, please see “Securities to be Offered” below.

The Omnibus Compensation Plan, in part, is intended to qualify under the provisions of section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The Omnibus Compensation Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

As of the date of this proxy statement, no director, executive officer, or employee of Altus has been granted any Awards under the Omnibus Compensation Plan. The Awards, if any, that will be granted to Eligible Persons under the Omnibus Compensation Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable. Awards of equity-based compensation to Altus’ non-employee directors and named executive officers are disclosed under the “Executive Compensation” section included in this proxy statement. If the Omnibus Compensation Plan submitted to stockholders is not approved by stockholders at the annual meeting, the Omnibus Compensation Plan will not be adopted, and no Awards will be granted under the Omnibus Compensation Plan.

Administration of the Proposed Plan

The Company’s Board of Directors has appointed the Compensation Committee to administer the Omnibus Compensation Plan pursuant to its terms and all applicable state, federal, or other rules or laws. Unless otherwise limited by the Omnibus Compensation Plan, Rule 16b-3 under the Exchange Act, or any provisions of the Code, the Compensation Committee has broad discretion to administer the Omnibus Compensation Plan, interpret its provisions, and adopt policies for implementing the Omnibus Compensation Plan. Subject to the foregoing limitations, this discretion includes the power to determine when and to whom Awards will be granted, determine the amount of such Awards (measured in cash, shares of common stock, or as otherwise designated), prescribe and interpret the terms and provisions of each Award agreement (the terms of which may vary), delegate duties under the Omnibus Compensation Plan, terminate, modify, or amend the Omnibus Compensation Plan, and execute all other responsibilities permitted or required under the Omnibus Compensation Plan.

The Compensation Committee will only have the power to accelerate an Award in the event of the death or disability of a Participant (as defined in the section below) or upon the occurrence of a Change of Control (as defined in the Omnibus Compensation Plan). The Compensation Committee may appoint an administrative agent to whom it may delegate such powers as it deems appropriate, except that the Compensation Committee shall determine any dispute with respect to the Omnibus Compensation Plan or any Award granted thereunder.

The Compensation Committee has delegated authority under the Omnibus Compensation Plan to the Chief Executive Officer to grant Awards to employees of the Company who are not the Company’s executive officers for purposes of Section 16 of the Exchange Act (“Section 16”) and who are below the level of vice president; provided, that such Awards may only be granted in accordance with specific guidelines to be established by the Compensation Committee from time to time. The Chief Executive Officer will report to the Compensation Committee at each of its meetings, and not less frequently than quarterly, regarding all his actions in connection with the granting of any Awards.

Persons Who May Participate in the Proposed Plan

Any individual who provides services to Altus or its affiliates as an officer, employee, or director, including non-employee directors, of the Company or Apache (each, an “Eligible Person”), and who is designated by the Compensation Committee to receive an Award under the Omnibus Compensation Plan will be a “Participant.” An employee of Altus or Apache on leave of absence may be deemed to still be employed by or providing service to Altus or an affiliate for purposes of determining eligibility for participation under the Omnibus Compensation Plan. Any individual granted an Award which remains outstanding under the Omnibus Compensation Plan, including an individual who is no longer an Eligible Person, will continue to be a Participant for purposes of the Omnibus Compensation Plan with respect to the outstanding Award. Altus currently has 11 directors (including three non-employee, independent directors), five executive officers subject to Section 16, 35 other officers (other than executive officers subject to Section 16), and no other employees. Up to approximately 3,420 employees of Apache may provide services to Altus and are eligible to participate in the Omnibus Compensation Plan.

With respect to a grant of Incentive Options, which comply with section 422 of the Code, a Participant must be an employee of Altus or one of its corporate parents or subsidiaries and, immediately before the time the Incentive Option is granted, the Participant may not own stock possessing more than ten percent of the total combined voting power or value of all classes of stock of Altus or an affiliate unless, at the time the Incentive Option is granted, the exercise price of the Incentive Option is at least 110 percent of the fair market value of the common stock underlying the Incentive Option. To the extent the fair market value of stock issuable to a Participant with respect to one or more Incentive Options under the Omnibus Compensation Plan (and other plans of certain parent and subsidiary corporations) in the first year in which such Incentive Option first becomes exercisable exceeds $100,000, such Incentive Option will be treated as a Non-Statutory Option.

Maximum Number of Shares Subject to Award

A Participant under the Omnibus Compensation Plan will be eligible to receive an Award pursuant to the terms of the Omnibus Compensation Plan and subject to any limitations imposed by appropriate action of the Compensation Committee. No Award may be granted if the Award relates to a number of shares of common stock which exceeds the number of shares that remain available under the Omnibus Compensation Plan minus the number of shares issuable in settlement of or relating to all outstanding Awards under the Omnibus Compensation Plan. Additionally, in each calendar year, as applicable, during any part of which the Omnibus Compensation Plan is in effect, no Participant may be granted (i) Options or SARs relating to more than 1,250,000 shares of common stock (or the fair market value thereof, if settled in cash), (ii) Restricted Stock Awards, Restricted Stock Units, and performance awards relating to more than 500,000 shares of common stock (or the fair market value thereof, if settled in cash), (iii) Cash Awards in excess of $15,000,000, and (iv) for non-employee directors, Awards for an aggregate number of shares of common stock (under the Omnibus

Compensation Plan and the RSU Plan counted together) having a fair market value on the grant date, plus any Cash Awards, in excess of $300,000. Awards relating to common stock are subject to adjustment in a manner consistent with the other provisions of the Omnibus Compensation Plan.

Securities to be Offered

Shares Subject to the Omnibus Compensation Plan

The maximum aggregate number of shares of common stock that may be granted for any and all Awards under the Omnibus Compensation Plan shall not exceed 11,239,395 shares, which is approximately 15% of the number of outstanding shares of common stock as of the date the Board of Directors adopted the Omnibus Compensation Plan. Within such aggregate amount, up to 11,239,395 shares may be granted for Incentive Options under the Omnibus Compensation Plan.

Under the Omnibus Compensation Plan, the number of aggregate shares available for issuance under the Omnibus Compensation Plan will be reduced by 1.0 share for each share granted in the form of any Option or SAR or 1.0 share for each share granted in the form of any Award that is not an Option or SAR.

If common stock subject to any Award under the Omnibus Compensation Plan is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of common stock, or is otherwise terminated without a delivery of shares to a Participant, the shares of common stock that were subject to that Award will again be available for issue, transfer, or exercise pursuant to Awards under the Omnibus Compensation Plan to the extent allowable by law. In such case, the number of shares available for issuance under the Omnibus Compensation Plan will be increased by 1.0 share for each share related to an Option or SAR that is forfeited, cancelled, exchanged, surrendered, or expired or by 1.0 share for each such share which is not related to an Option or SAR. The number of shares available will not be increased by shares tendered, surrendered, or withheld in connection with the exercise or settlement of an Award or the related tax withholding obligations. Furthermore, when a SAR is settled in shares, the number of shares subject to the SAR under the applicable SAR Award agreement will be counted against the aggregate number of shares with respect to which Awards may be granted under the Plan as 1.0 share for every share subject to the SAR, regardless of the number of shares used to settle the SAR upon exercise. The common stock subject to Awards pursuant to the Omnibus Compensation Plan may be authorized but unissued shares, shares held by Altus in treasury, or shares that have been reacquired by Altus, including shares that have been bought on the market for the purposes of the Omnibus Compensation Plan. Unless the Compensation Committee determines otherwise, the fair market value of the common stock on a given date will be the closing price of a share of common stock so reported on NASDAQ for the date the fair market value is to be determined, and if there are no transactions in Altus’ common stock on such date (and the Compensation Committee does not make an alternate fair market value determination), the fair market value is determined as of the immediately preceding date on which there were transactions in the common stock. There are no fees, commissions, or other charges applicable to a purchase of common stock under the Omnibus Compensation Plan.

Awards

Stock Options

Altus may grant Options to Eligible Persons, including (i) Incentive Options (only to employees of Altus or its affiliates), which comply with section 422 of the Code, and (ii) Non-Statutory Options. The exercise price of each Option granted under the Omnibus Compensation Plan will be stated in the Option agreement and may vary; provided, however, that the exercise price for an Option must not be less than the fair market value per share of the common stock as of the date of grant of the Option. No Option may be backdated. Options may be exercised as the Compensation Committee determines, but not later than ten years from the date of grant. Any Incentive Option that fails to comply with section 422 of the Code for any reason will result in the reclassification of the Option as a Non-Statutory Option and will be exercisable as such. The Compensation Committee will determine the methods and form of payment for the exercise price of an Option (including, in the discretion of the Compensation Committee, payment in already-owned shares of common stock or attestation of common stock ownership) and the methods and forms in which common stock (including common stock issuable pursuant to the Option) will be delivered to a Participant.

SARs

A SAR is the right to receive an amount equal to the excess of the fair market value of one share of common stock on the date of exercise over the grant price of the SAR, as determined by the Compensation Committee. SARs may be awarded in connection with or separate from another Award; however, a SAR awarded in connection with an Option is exercisable only to the extent that the related Option is exercisable. SARs granted independently of another Award will be exercisable as the Compensation Committee determines. The term of a SAR will be for a period determined by the Compensation Committee but will not exceed ten years. SARs can be settled in cash, common stock, or other property as determined by the Compensation Committee. The exercise price for an SAR may be fixed on the date it is granted or vary according to a formula specified by the Compensation Committee at the time of grant; however, the exercise price can never be less than the fair market value of Altus’ common stock on the date of grant.

Restricted Stock Awards

A Restricted Stock Award is a grant of shares of common stock subject to a risk of forfeiture, restrictions on transferability, and any other restrictions imposed by the Compensation Committee in its discretion. Restrictions may lapse at such times and under such circumstances as determined by the Compensation Committee. Except as otherwise provided under the terms of the Omnibus Compensation Plan or an Award agreement, the holder of a Restricted Stock Award may have rights as a stockholder, including the right to vote the common stock subject to the Restricted Stock Award or to receive dividends on the common stock subject to the Restricted Stock Award (and subject to any mandatory reinvestment or other requirements imposed by the Compensation Committee). As a condition of a Restricted Stock Award grant, the Compensation Committee may require or permit a Participant to elect that any cash dividends paid on a share of common stock subject to a Restricted Stock Award be automatically reinvested in additional Restricted Stock Awards or applied to the purchase of additional Awards under the Omnibus Compensation Plan. Unless otherwise determined by the Compensation Committee, common stock distributed in connection with any future stock split or stock dividend and other property distributed as a dividend will be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Award with respect to which such common stock or other property has been distributed. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant. The restricted period for Restricted Stock granted to employees cannot be less than three years following the initial grant date of the Restricted Stock.

Restricted Stock Units

Restricted Stock Units are rights to receive common stock, cash, or a combination of both at the end of a specified period. The Compensation Committee may subject Restricted Stock Units to restrictions (which may include a risk of forfeiture) to be specified in the Award agreement, and those restrictions may lapse at such times as the Compensation Committee may determine. The restricted period for Restricted Stock Units granted to employees cannot be less than three years following the initial grant date of the Restricted Stock Units. Restricted Stock Units may be satisfied by delivery of common stock, cash equal to the fair market value of the specified number of shares of common stock covered by the Restricted Stock Units, or any combination thereof determined by the Compensation Committee at the date of grant or thereafter. The Compensation Committee may permit recipients of Restricted Stock Units to irrevocably elect in writing to defer receipt of all or any part of any distribution of shares of stock associated with that Restricted Stock Unit Award in accordance with the terms and conditions under the Company’s Deferred Delivery Plan. The Deferred Delivery Plan allows certain key employees of the Company and its affiliates to defer income from Restricted Stock Units granted under the Omnibus Compensation Plan in the form of deferred units. Each deferred unit is equivalent to one share of Class A Common Stock and accrues earnings equal to dividends paid on Class A Common Stock, if any. Distributions from the Deferred Delivery Plan are generally made, at the election of the participant, beginning five years from deferral or upon termination of employment.

Bonus Stock and Awards in Lieu of Company Obligations

The Compensation Committee is authorized to grant common stock as a bonus, or to grant common stock or other Awards in lieu of obligations to pay cash or deliver other property under the Omnibus Compensation Plan or under other plans or compensatory arrangements, subject to any applicable provision under Section 16. The Compensation Committee will determine any terms and conditions applicable to grants of common stock or other Awards, including performance criteria associated with an Award. Any grant of common stock to an officer or employee of Altus or a subsidiary in lieu of salary or other cash compensation will be reasonable, as determined by the Compensation Committee.

Performance Awards

The Compensation Committee may designate that certain Awards granted under the Omnibus Compensation Plan constitute “performance” Awards (“Performance Awards”). A Performance Award is any Award the grant, exercise, or settlement of which is subject to one or more performance standards. One or more of the following business criteria for Altus, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of Altus (except with respect to the total stockholder return and earnings per share criteria) may be used by the Compensation Committee in establishing performance goals either in absolute amount or per share: pretax income or after tax income, earnings before interest, taxes, depreciation, and amortization (“EBITDA”), operating profit, distributed cash flow, return on equity, return on capital employed, total stockholder return, capital or investment, earnings, book value, increase in cash flow return, sales or revenues, operating expenses (including, but not limited to, lease operating expenses, severance taxes, gathering and transportation, general and administrative costs, and other components of operating expenses), stock price appreciation, implementation or completion of critical projects or processes, and/or corporate acquisition goals based on value of assets acquired or similar objective measures. Where applicable, these standards may be expressed in terms of attaining a specified level of a particular criteria or attaining a percentage increase or decrease in a particular criteria and may be applied relative to internal goals or levels attained in prior years or related to other companies or indices or as ratios expressing the relationship between the standards, or any combination thereof, as determined by the Compensation Committee. The Performance Awards may include a threshold level of performance below which no vesting will occur, specified levels of performance at which limited vesting will occur, and a maximum level of performance at which full vesting will occur. For any Performance Award, the Compensation Committee may subjectively increase (though not above the amount payable if the highest performance metric were achieved) or decrease the amount payable pursuant to a Performance Award. In such determinations, the Compensation Committee may include the following in its analysis of the satisfaction of the performance criteria: (i) asset write downs, (ii) litigation or claim judgments or settlements, (iii) changes in tax laws, accounting principles, or other laws or provisions, (iv) reorganization or restructuring programs, (v) acquisitions or divestitures, (vi) foreign exchange gains and losses, (vii) gains or losses that are treated as unusual or infrequent under Accounting Standards Codification Topic 225, (viii) material change in capital budget, or (ix) force majeure events.

Dividend Equivalents

Dividend equivalents may be granted, entitling a Participant to receive cash, common stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of common stock or other periodic payments at the discretion of the Compensation Committee. Dividend equivalents may be awarded on a freestanding basis or in connection with another Award; provided, however, that, under the Omnibus Compensation Plan, dividend equivalents will not be granted in connection with the grant of any Options or

SARs. The Compensation Committee may provide that dividend equivalents will be payable or distributed when accrued or that they will be deemed reinvested in additional common stock, Awards, or other investment vehicles. The Compensation Committee will specify any restrictions on transferability and risks of forfeiture that are imposed upon dividend equivalents.

Cash Awards

The Compensation Committee may grant Awards under the Omnibus Compensation Plan that provide for the payment of cash to a Participant in such amounts and upon such terms and conditions as the Compensation Committee shall determine.

Other Provisions

Repayment/Forfeiture of Awards

If required by the Company’s claw-back policy, if any, the Sarbanes-Oxley Act of 2002, and/or the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Awards will be conditioned on repayment or forfeiture in accordance with such policy or applicable law. The Compensation Committee may establish conditions for such repayment or forfeiture and adopt a policy regarding repayment or forfeiture for the Company or any Affiliate.

Repricing

Except for adjustments reflecting the effects of stock splits, stock dividends, other recapitalizations, or a Change of Control (as such term is defined in the Omnibus Compensation Plan), liquidation, or reorganization of the Company, no outstanding Option or SAR granted under the Omnibus Compensation Plan can be repriced without approval by the Company’s stockholders.

Tax Withholding

At the discretion of the Compensation Committee and subject to conditions that the Compensation Committee may impose, a Participant’s statutory tax withholding with respect to an Award may be satisfied by withholding from any payment related to an Award or by the withholding of shares of common stock issuable pursuant to the Award based on the fair market value of the shares.

Merger or Recapitalization

If any change is made to the Company’s capitalization, such as a stock split, stock combination, stock dividend, exchange of shares or other recapitalization, merger, or otherwise, which results in an increase or decrease in the number of outstanding shares of common stock, appropriate adjustments will be made by the Compensation Committee as to the number and price of shares subject to an Award under the Omnibus Compensation Plan.

Change of Control

Upon a Change of Control, with respect to Awards other than Performance Awards, and upon the Participant’s Involuntary Termination or Voluntary Termination with Cause (as each such term is defined in the Omnibus Compensation Plan) occurring after the Change of Control, unless otherwise provided in the applicable Award Agreement, (i) all outstanding Options shall immediately become fully vested and exercisable in full and (ii) the restriction period of any Restricted Stock Award or Restricted Stock Unit shall immediately be accelerated and the restrictions shall expire. With respect to Performance Awards, (a) if the Change of Control occurs after the performance goals are met for the Award, all remaining payouts will vest on the date of the Participant’s Involuntary Termination or Voluntary Termination with Cause and be paid within 30 days of such termination and (b) if the Change of Control occurs prior to the achievement of the performance goals, the payout of the Award will vest on the date of the Participant’s Involuntary Termination or Voluntary Termination with Cause and will be paid within 30 days after the later of (1) the date of the Participant’s Involuntary Termination or Voluntary Termination with Cause or (2) the date the performance period ends. For purposes of clause (b) in the preceding sentence, the Compensation Committee will determine whether and to what extent a performance goal is met as of the trading day immediately prior to the date of the Change of Control.

Amendment

Without stockholder or Participant approval, the Board of Directors may amend, alter, suspend, discontinue, or terminate the Omnibus Compensation Plan or the Compensation Committee’s authority to grant Awards under the Omnibus Compensation Plan, except that any amendment or alteration to the Omnibus Compensation Plan, including any increase in any share limitation, shall be subject to the approval of Altus’ stockholders not later than the next annual meeting, if stockholder approval is required by any state or federal law or regulation or the rules of NASDAQ. The Board of Directors may otherwise, in its discretion, determine to submit other changes to the Omnibus Compensation Plan to stockholders for approval. The Compensation Committee may waive any conditions or rights under or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Omnibus Compensation Plan; provided, that without the consent of an affected Participant, no such Compensation Committee action may materially and adversely affect the rights of such Participant under such Award.

Transferability of Awards

Except as otherwise determined at any time by the Compensation Committee as to any Awards other than Incentive Options, no right or interest of any Participant in an Award may be assigned or transferred. The Compensation Committee may permit transferability of Awards other than Incentive Options, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability; provided, however, that no Award may be transferred for value or other consideration without first obtaining approval from the stockholders of the Company. In the event of a Participant’s death, the Participant’s rights and interests in any Award shall be transferable by will or the laws of descent and distribution, or with respect to Awards other than Incentive Options, a beneficiary designation that is in a form approved by the Compensation Committee.

Federal Tax Consequences

The following discussion is for general information only and is intended to summarize briefly the U.S. federal tax consequences to Participants arising from participation in the Omnibus Compensation Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of Participants in the Omnibus Compensation Plan may vary depending on the particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences.

Incentive Options; Non-Statutory Options; SARs

Participants will not realize taxable income upon the grant of a Non-Statutory Option or a SAR. Upon the exercise of a Non-Statutory Option or SAR, a Participant will recognize ordinary compensation income (subject to withholding by the Company) in an amount equal to the excess of (i) the amount of cash and the fair market value of the common stock received over (ii) the exercise price (if any) paid therefor. A Participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a SAR or pursuant to the cash exercise of a Non-Statutory Option that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “Tax Code Limitations on Deductibility” below, Altus (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Participants eligible to receive an Incentive Option will not recognize taxable income on the grant of an Incentive Option. Upon the exercise of an Incentive Option, a Participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the Incentive Option (“ISO Stock”) over the exercise price will increase the alternative minimum taxable income of the Participant, which may cause such Participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an Incentive Option would be allowed as a credit against the Participant’s regular tax liability in a later year to the extent the Participant’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of ISO Stock that has been held for the requisite holding period (generally, at least two years from the date of grant and one year from the date of exercise of the Incentive Option), a Participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the Participant for the ISO Stock. However, if a Participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the Participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the Incentive Option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the Participant for such ISO Stock. A Participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

The Company and its subsidiaries will generally not be entitled to any federal income tax deduction upon the grant or exercise of an Incentive Option, unless a Participant makes a Disqualifying Disposition of the ISO Stock. If a Participant makes a Disqualifying Disposition, Altus (or a subsidiary) will then, subject to the discussion below under “Tax Code Limitations on Deductibility,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a Participant under the rules described in the preceding paragraph.

Under current rulings, if a Participant transfers previously held shares of common stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a Non-Statutory Option or Incentive Option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the Non-Statutory Option or Incentive Option exercise price (although a Participant would still recognize ordinary compensation income upon exercise of a Non-Statutory Option in the manner described above). Moreover, that number of shares of common stock received upon exercise which equals the number of shares of previously held common stock surrendered therefor in satisfaction of the Non-Statutory Option or Incentive Option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the Non-Statutory Option or Incentive Option exercise price. Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Participant, plus the amount of compensation income recognized by the Participant under the rules described above.

The Omnibus Compensation Plan allows the Compensation Committee to permit the transfer of Awards in limited circumstances. See “Other Provisions — Transferability of Awards.” For income and gift tax purposes, certain transfers of Non-Statutory Options and SARs generally should be treated as completed gifts, subject to gift taxation.

The Internal Revenue Service (the “IRS”) has not provided formal guidance on the income tax consequences of a transfer of Non-Statutory Options (other than in the context of divorce) or SARs. However, the IRS has informally indicated that after a transfer of stock options, the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the stock options.

In addition, if the Participant transfers a vested Non-Statutory Option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the Non-Statutory Option at the time of the gift. The value of the Non-Statutory Option may be affected by several factors, including the difference between the exercise price and the fair market value of the stock, the potential for future appreciation or depreciation of the stock, the time period of the Non-Statutory Option, and the illiquidity of the Non-Statutory Option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion per donee, (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deductions. The gifted Non-Statutory Option will not be included in the Participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.

This favorable tax treatment for vested Non-Statutory Options has not been extended to unvested Non-Statutory Options. Whether such consequences apply to unvested Non-Statutory Options is uncertain, and the gift tax implications of such a transfer is a risk the transferor will bear upon such a disposition. The IRS has not specifically addressed the tax consequences of a transfer of SARs.

Restricted Stock Awards; Restricted Stock Units; Cash Awards

A Participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the Participant to draw upon. A Participant will not have taxable income at the time of grant of a stock Award in the form of Restricted Stock Units denominated in common stock but, rather, will generally recognize ordinary compensation income at the time the Participant receives common stock in satisfaction of the Restricted Stock Units in an amount equal to the fair market value of the common stock received. In general, a Participant will recognize ordinary compensation income as a result of the receipt of common stock pursuant to a Restricted Stock Award or bonus stock award in an amount equal to the fair market value of the common stock when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, a Participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock (i) when the common stock first becomes transferable or is no longer subject to a substantial risk of forfeiture, in cases where a Participant does not make a valid election under section 83(b) of the Code, or (ii) when the common stock is received, in cases where a Participant makes a valid election under section 83(b) of the Code.

A Participant will be subject to withholding for federal, and generally for state and local, income taxes at the time the Participant recognizes income under the rules described above with respect to common stock or cash received. Dividends that are received by a Participant prior to the time that the common stock is taxed to the Participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis in the common stock received by a Participant will equal the amount recognized by the Participant as compensation income under the rules described in the preceding paragraph, and the Participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse.

Subject to the discussion immediately below, Altus (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Tax Code Limitations on Deductibility

In order for the amounts described above to be deductible by Altus (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

The ability of the Company (or a subsidiary) to obtain a deduction for future payments under the Omnibus Compensation Plan could also be limited by the golden parachute payment rules of section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change of control of an employer-corporation.

Internal Revenue Code Section 409A

It is intended that the Omnibus Compensation Plan shall comply with the provisions of, or an exemption from, section 409A of the Code and the Treasury regulations relating thereto. Awards are intended to be exempt from section 409A to the extent possible. If an Award is subject to the requirements of section 409A, to the extent that the Company or an affiliate takes any action that causes a violation of section 409A or fails to take reasonable actions required to comply with section 409A, in each case as determined by the Compensation Committee, the Company shall pay an additional amount to the Participant (or beneficiary) equal to the additional income tax imposed pursuant to section 409A on the Participant as a result of such violation, plus any taxes imposed on this additional payment.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE OMNIBUS COMPENSATION PLAN.

FUTURE STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders are entitled to submit proposals on matters appropriate for stockholder action at next year’s annual meeting consistent with regulations of the SEC and the Company’s bylaws.

Proposals for Inclusion in Next Year’s Proxy Statement

The SEC rules permit stockholders to submit proposals (other than director nominations) for inclusion in our proxy statement for next year’s annual meeting if the stockholder and the proposal meet the requirements specified in SEC Rule 14a-8.

•	When to send these proposals. Any stockholder proposal submitted in accordance with SEC Rule 14a-8 must be received by the Company’s corporate secretary on or before December 17, 2019.

•	Where to send these proposals. Proposals should be addressed to the Company’s corporate secretary at 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400.

•	What to include. Proposals must conform to and include the information required by SEC Rule 14a-8.

Proposals and Director Nominations for Presentation at Next Year’s Annual Meeting

Our bylaws also provide that any stockholder proposal that is not submitted for inclusion in next year’s proxy statement (under SEC Rule 14a-8, as described above) or director nomination may be presented directly at next year’s annual meeting if the submitting stockholder satisfies the requirements set forth in Section 3.2 (with respect to director nominations) or Section 2.7 (with respect to other proposals) of our bylaws.

•

When to send these proposals. Stockholder proposals, including director nominations, submitted under these bylaw provisions must be received by the Company’s corporate secretary no earlier than the opening of business on January 31, 2020 and no later than the close of business on March 1, 2020.

•	Where to send these proposals. Proposals should be addressed to the Company’s corporate secretary at 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400.

•

What to include. Proposals must include the information required by Section 3.2(d) of our bylaws (with respect to director nominations) or Section 2.7(a)(ii) of our bylaws (with respect to other proposals). Our bylaws are filed as an exhibit to the Company’s most recent annual report on Form 10-K filed with the SEC, or a printed copy of our bylaws is available free of charge by writing to the Company’s corporate secretary at the address above.

•

Discretion to vote proxies on these proposals. If any stockholder proposal, including any director nomination, is properly presented directly at next year’s annual meeting, proxies will be voted on such proposals in accordance with the judgment of the management representatives who shall have been granted the authority to vote such proxies.

The Company’s annual report on Form 10-K and our other reports filed with the SEC are made available on the SEC’s website at www.sec.gov or are made available to read or copy at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C., 20549. You may obtain information about the Public Reference Room by contacting the SEC at 1-800-SEC-0330.

STOCKHOLDERS WITH THE SAME LAST NAME AND ADDRESS

The SEC rules permit companies and intermediaries (such as brokers) to implement a delivery procedure known as “householding.” Under this procedure, multiple Altus stockholders who reside at the same address may receive a single set of proxy materials, unless one or more of the stockholders has provided contrary instructions. This procedure reduces printing costs and postage fees and saves natural resources.

If you hold your shares in “street name” (your shares are held in a brokerage account or by a bank or other nominee), you may revoke your consent to householding at any time by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or calling Broadridge at 1-800-542-1061. You can also request information about householding from your broker or bank.

If you are a stockholder of record (your shares are held in your own name and not held in a brokerage account) who received a household mailing this year, and you would like to have additional copies of proxy materials mailed to you or if you would like to opt out of householding for future mailings, please send your written request to American Stock Transfer & Trust Company, LLC, ATTN: AST Mail Services, 6201 15th Avenue, Brooklyn, NY 11219 or call 718-921-8124.

SOLICITATION OF PROXIES

Solicitation of proxies for use at the annual meeting may be made in person or by mail, telephone, or other electronic means by directors, officers, and regular employees, if any, of the Company. These persons will receive no special compensation for any solicitation activities. The Company has requested banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares of the Company’s common stock for whom they are record holder, and the Company will, upon request, reimburse reasonable forwarding expenses.

By order of the Board of Directors

Rajesh Sharma CORPORATE SECRETARY Altus Midstream Company

NOTE: Stockholders are requested to promptly vote their shares using one of the methods explained on pages 1 and 2 of this proxy statement.

Appendix A

ALTUS MIDSTREAM COMPANY

2019 Omnibus Compensation Plan

Section 1

Introduction

1.1    Establishment. Altus Midstream Company, a Delaware corporation (hereinafter referred to, together with its Affiliates (as defined below) as the “Company” except where the context otherwise requires), hereby establishes the Altus Midstream Company 2019 Omnibus Compensation Plan (the “Plan”).

1.2    Purpose. The purpose of the Plan is to provide Eligible Persons designated by the Committee for participation in the Plan with equity-based incentives to: (i) encourage such individuals to continue in the long-term service of the Company and its Affiliates, (ii) create in such individuals a more direct interest in the future success of the operations of the Company, (iii) attract outstanding individuals, and (iv) retain and motivate such individuals. The Plan is intended to provide eligible individuals with the opportunity to acquire an equity interest in the Company, thereby relating incentive compensation to increases in stockholder value and more closely aligning the compensation of such individuals with the interests of the Company’s stockholders.

Accordingly, this Plan provides for the granting of Incentive Stock Options, Non-Qualified Stock Options, Performance Awards, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Cash-Based Awards, Dividend Equivalents or any combination of the foregoing, as the Committee determines is best suited to the circumstances of the particular individual as provided herein.

1.3    Effective Date. The Effective Date of the Plan (the “Effective Date”) is May 30, 2019. This Plan and each Award granted hereunder are conditioned on and shall be of no force or effect until the Plan is approved by the stockholders of the Company. The Committee (or its delegate in accordance with Section 3.4(b) hereof) may grant Awards, the entitlement to which shall be expressly subject to the condition that the Plan shall have been approved by the stockholders of the Company.

Section 2

Definitions

2.1    Definitions. The following terms shall have the meanings set forth below:

(a)	“Administrative Agent” means any designee or agent that may be appointed by the Committee pursuant to subsections 3.1(h) and 3.4 hereof.

(b)

“Affiliate” means any entity other than the Company that is affiliated with the Company through stock or equity ownership or otherwise and is designated as an Affiliate for purposes of the Plan by the Committee; provided, however, that for so long as Apache Corporation owns, directly or indirectly, at least 19% of the voting power of the Company’s outstanding voting stock, Apache Corporation shall automatically be deemed an Affiliate; provided, further, that, notwithstanding any other provisions of the Plan to the contrary, for purposes of NQSOs and SARs, if an individual who otherwise qualifies as an Eligible Person provides services to such an entity and not to the Company, such entity may only be designated an Affiliate if the Company qualifies as a “service recipient,” within the meaning of Internal Revenue Code Section 409A, with respect to such individual; provided further that such definition of “service recipient” shall be determined by (a) applying Internal Revenue Code Section 1563(a)(1), (2), and (3), for purposes of determining a controlled group of corporations under Internal Revenue Code Section 414(b), using the language “at least 50 percent” instead of “at least 80 percent” each place it appears in Internal Revenue Code Section 1563(a)(1), (2), and (3), and by applying Treasury Regulations Section 1.414(c)-2, for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Internal Revenue Code Section 414(c), using the language “at least 50 percent” instead of “at least 80 percent” each place it appears in Treasury Regulations Section 1.414(c)-2 and (b) where the use of shares of Stock with respect to the grant of a NQSO or SAR to such an individual is based upon legitimate business criteria, by applying Internal Revenue Code Section 1563(a)(1), (2), and (3), for purposes of determining a controlled group of corporations under Internal Revenue Code Section 414(b), using the language “at least 20 percent” instead of “at least 80 percent” at each place it appears in Internal Revenue Code Section 1563(a)(1), (2), and (3), and by applying Treasury Regulations Section 1.414(c)-2, for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Internal Revenue Code Section 414(c), using the language “at least 20 percent” instead of “at least 80 percent” at each place it appears in Treasury Regulations Section 1.414(c)-2; provided further that for purposes of ISOs, “Affiliate” shall mean any present or future corporation which is or would be a “parent corporation” or a “subsidiary corporation” of the Company as those terms are defined in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code.

(c)

“Award” means any Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Cash-Based Award or any other cash or stock-based award granted to a Participant under the Plan.

(d)	“Board” means the Board of Directors of the Company.

(e)	“Cash-Based Award” is an Award, denominated in cash, determined in accordance with subsection 10.1 of this Plan.

(f)

“Change of Control” shall mean (i) when Apache Corporation owns, directly or indirectly, at least forty percent (40%) of the total voting power of Altus Midstream Company’s outstanding capital stock, a “Change of Control” of Apache Corporation and shall have the meaning assigned to such term in Apache Corporation’s Income Continuance Plan or (ii) when Apache Corporation owns, directly or indirectly, less than forty percent (40%) of the total voting power of Altus Midstream Company’s outstanding capital stock, the occurrence of an event in which any one person or more than one person acting as a group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act), acquires beneficial ownership of more than twenty percent (20%) of the voting power of Altus Midstream Company’s outstanding capital stock; provided, however, that, the event described in clause (ii) does not include such an ownership acquisition by Apache Corporation or an affiliate thereof or an ownership acquisition by a person or group directly from Apache Corporation or an affiliate thereof. Notwithstanding anything in this definition of “Change of Control” to the contrary, in any event in which compensation payable pursuant to this Plan would be subject to the tax under Section 409A of the Internal Revenue Code when the foregoing definition is used, then “Change of Control” means an event that satisfies both (y) either the requirements of clause (i) or clause (ii), and (z) the requirements of a “change in control event” within the meaning of Treasury Regulations Section 1.409A-3(i)(5).

(g)

“Committee” means the Compensation Committee of the Company; provided, however, that in the event the Compensation Committee of the Company does not consist of at least two “non-employee directors” (as defined in Rule 16b-3 under the Exchange Act), then, with respect to Awards granted to Participants who are subject to the reporting requirements of Section 16 of the Exchange Act, “Committee” shall mean the full Board.

(h)	“Deferred Delivery Plan” means the Company’s Deferred Delivery Plan, as it has been or may be amended from time to time, or any successor plan.

(i)

“Dividend Equivalent” means a right, granted to an Eligible Person to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

(j)

“Eligible Persons” mean those employees of the Company or of any Affiliates, members of the Board, and members of the board of directors of any Affiliates who, in all cases, are providing services to the Company and are designated as Eligible Persons by the Committee. Notwithstanding the foregoing, grants of Incentive Stock Options may not be granted to anyone who is not an employee of the Company or an Affiliate.

(k)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)	“Exercise Date” means the date of exercise determined in accordance with subsection 6.2(g) hereof.

(m)

“Fair Market Value” means the fair market value of a share of Stock as determined by the Committee by reasonable application of a reasonable valuation method, consistently applied, as the Committee deems appropriate; provided, however, that if the Committee has not made such determination, such fair market value shall be the per share closing price of the Stock as reported on NASDAQ; provided further, however, that if on the date Fair Market Value is to be determined there are no transactions in the Stock, Fair Market Value shall be determined as of the immediately preceding date on which there were transactions in the Stock; provided further, however, that, with respect to ISOs, such Fair Market Value shall be determined subject to Section 422(c)(7) of the Internal Revenue Code. For purposes of the foregoing, a valuation prepared in accordance with any of the methods set forth in Treasury Regulation Section 1.409A-1(b)(5)(iv)(B)(2), consistently used, shall be rebuttably presumed to result in a reasonable valuation. This definition is intended to comply with the definition of “fair market value” contained in Treasury Regulation Section 1.409A-1(b)(5)(iv) and should be interpreted consistently therewith.

(n)

“Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option and which satisfies the requirements of Section 422 of the Internal Revenue Code or any successor provision thereto.

(o)

“Internal Revenue Code” or “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, and any successor thereto. Any reference to a section of the Internal Revenue Code or Treasury Regulation shall be treated as a reference to any successor section.

(p)

“Involuntary Termination” means the termination of employment of the Participant by the Company or applicable Affiliate (or successor to either of the foregoing, as applicable) for any reason on or after a Change of Control; provided, that the termination does not result from an act of the Participant that constitutes common law fraud, a felony, or gross malfeasance of duty.

(q)	“Non-Qualified Stock Option” or “NQSO” means any Option that is not intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code.

(r)	“Option” means an option to purchase a number of shares of Stock granted pursuant to subsection 6.1.

(s)	“Option Price” means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with subsection 6.2(b) hereof.

(t)	“Participant” means an Eligible Person designated by the Committee, from time to time during the term of the Plan, to receive one or more Awards under the Plan.

(u)

“Performance Award” is a right to a payment in cash or a number of shares of Stock (“Performance Shares”) determined (in either case) in accordance with Section 9 of this Plan based on the extent to which the applicable Performance Goals are achieved. A Performance Share shall be of no value to a Participant unless and until earned in accordance with Section 9 hereof.

(v)	“Performance Goals” are the performance conditions, if any, established pursuant to subsection 9.2 by the Committee in connection with an Award.

(w)

“Performance Period” with respect to a Performance Award means one or more periods of time as the Committee may select, over which the attainment of one or more Performance Goals will be measured; provided, that, if that Committee does not select a period of less than a year, each such period shall not be less than one calendar year or one fiscal year of the Company, beginning not earlier than the year in which such Performance Award is granted, which may be referred to herein and by the Committee by use of the calendar of fiscal year in which a particular Performance Period commences.

(x)	“Restricted Stock” means Stock granted to an Eligible Person under Section 8 hereof, that is subject to certain restrictions and to a risk of forfeiture.

(y)	“Restricted Stock Unit” means a right, granted to an Eligible Person under Section 8 hereof, to receive Stock, cash, or a combination thereof at the end of a specified vesting period.

(z)	“Restriction Period” shall have the meaning assigned to such term in subsection 8.1.

(aa)

“Stock” means the $0.0001 par value, Class A common stock of the Company and or any security into which such common stock is converted or exchanged upon merger, consolidation, or any capital restructuring (within the meaning of Section 14) of the Company.

(bb)

“Stock Appreciation Right” or “SAR” means a right granted to an Eligible Person to receive an amount in cash, Stock, or other property equal to the excess of the Fair Market Value as of the Exercise Date of one share of Stock over the SAR Price times the number of shares of Stock to which the Stock Appreciation Right relates. Stock Appreciation Rights may be granted in tandem with Options or other Awards or may be freestanding.

(cc)	“SAR Price” means the price at which the Stock Appreciation Right was granted, which shall be determined in the same manner as the Option Price of an Option in accordance with subsection 6.2 hereof.

(dd)

“Voluntary Termination with Cause” occurs upon a Participant’s separation from service of his own volition and one or more of the following conditions occurs without the Participant’s consent on or after a Change of Control:

(i)	There is a material diminution in the Participant’s base compensation, compared to his rate of base compensation on the date of the Change of Control.

(ii)	There is a material diminution in the Participant’s authority, duties, or responsibilities.

(iii)

There is a material diminution in the authority, duties, or responsibilities of the Participant’s supervisor, such as a requirement that the Participant (or his supervisor) report to a corporate officer or employee instead of reporting directly to the board of directors.

(iv)	There is a material diminution in the budget over which the Participant retains authority.

(v)

There is a material change in the geographic location at which the Participant must regularly perform his service, including, for example the assignment of the Participant to a regular workplace that is more than 50 miles from his regular workplace on the date of the Change of Control.

The Participant must notify the Company of the existence of one or more adverse conditions specified in clauses (i) through (iii) above within 90 days of the initial existence of the adverse condition. The notice must be provided in writing to Altus Midstream Company’s Senior Vice President, Human Resources or his/her delegate. The notice may be provided by personal delivery or it may be sent by email, inter-office mail, regular mail (whether or not certified), fax, or any similar method. Altus Midstream Company’s Senior Vice President, Human Resources or his/her delegate shall acknowledge receipt of the notice within 5 business days; the acknowledgement shall be sent to the Participant by certified mail. Notwithstanding the foregoing provisions of this definition, if the Company remedies the adverse condition within 30 days of being notified of the adverse condition, no Voluntary Termination with Cause shall occur.

2.2    Headings; Gender and Number. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

Section 3

Plan Administration

3.1    Administration by the Committee. The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, adopt rules and regulations for carrying out the purposes of the Plan, including, without limitation, the authority to:

(a)	Grant Awards;

(b)	Select the Eligible Persons and the time or times at which Awards shall be granted;

(c)	Determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions, and Performance Goals relating to any Award;

(d)	Determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, exchanged, or surrendered;

(e)	Construe and interpret the Plan and any Award;

(f)	Prescribe, amend, and rescind rules and procedures relating to the Plan;

(g)	Determine the terms and provisions of Award agreements;

(h)	Appoint designees or agents (who need not be members of the Committee or employees of the Company or of any Affiliate) to assist the Committee with the administration of the Plan;

(i)	Communicate the material terms of each Award to its recipient within a relatively short period of time after approval; and

(j)	Make all other determinations deemed necessary or advisable for the administration of the Plan and Award agreements.

3.2    Committee Discretion. The Committee shall, in its absolute discretion, and without amendment to the Plan, have the power to waive or modify, at any time, any term or condition of an Award that is not mandatory under this Plan; provided, however, that the Committee shall only have the power to accelerate an Award in the event of the death or disability of a Participant or upon the occurrence of a Change of Control. In the event of a Change of Control, the provisions of Section 13 hereof shall be mandatory and shall govern the vesting and exercisability schedule of any Award granted hereunder.

3.3    Indemnification. No member of the Committee shall be liable for any action, omission, or determination made in good faith. The Company shall indemnify (to the extent permitted under Delaware law) and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission, or determination relating to the Plan, unless, in either case, such action, omission, or determination was taken or made by such member, director, or employee in bad faith and without reasonable belief that it was in the best interests of the Company. The determination, interpretations, and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

3.4    Committee Delegation.

(a)

The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may appoint an Administrative Agent, who need not be a member of the Committee or an employee of the Company, to assist the Committee in administration of the Plan and to whom it may delegate such powers as the Committee deems appropriate, except that the Committee shall determine any dispute. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, or in any Award agreement entered into hereunder, in the manner and to the extent it shall deem expedient, and it shall be the sole and final judge of such inconsistency.

(b)

The Committee has delegated authority to the Chief Executive Officer of the Company to grant Awards to employees of the Company who are not the Company’s executive officers (as such term is defined for purposes of Section 16 of the Exchange Act) and who are below the level of Vice President; provided, that any such Awards may only be granted in accordance with guidelines established by the Committee.

Section 4

Stock Subject to the Plan

4.1    Number of Shares. Subject to adjustments pursuant to Section 4.4 hereof, up to 11,239,395 shares of Stock are authorized for issuance under the Plan subject to such restrictions or other provisions as the Committee may from time to time deem necessary. Notwithstanding the foregoing, the number of aggregate shares of Stock available for issuance under the Plan at any given time shall be reduced by (i) 1.0 share for each share of Stock granted in the form of Stock Options or Stock Appreciation Rights or (ii) 1.0 shares for each share of Stock granted in the form of any Award that is not an Option or Stock Appreciation Right. During the duration of the Plan, no Eligible Person may be granted Options which in the aggregate cover in excess of 5 percent of the total shares of Stock authorized under the Plan. No Award may be granted under the Plan on or after the 10-year anniversary of the Effective Date. The foregoing to the contrary notwithstanding, within the aggregate limit described in the first sentence of this Section 4.1, up to 11,239,395 shares of Stock may be issued pursuant to ISOs granted under the Plan.

4.2    Availability of Shares Not Issued under Awards. If shares of Stock which may be issued pursuant to the terms of the Plan awarded hereunder are forfeited, cancelled, exchanged, or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the holder of such Award, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination, or expiration, again be available for Awards under the Plan; provided, however, that in such case, the number of shares of Stock that may be issued under the Plan shall increase by 1.0 share for each share related to a Stock Option or a Stock Appreciation Right that is so forfeited, cancelled, exchanged, surrendered, or expired and by 1.0 shares for each such share which is not related to a Stock Option or a Stock Appreciation Right. The number of shares available shall not be increased by shares tendered, surrendered or withheld in connection with the exercise or settlement of an Award or the related tax withholding obligations. Furthermore, when a SAR is settled in shares, the number of shares subject to the SAR under the SAR Award agreement will be counted against the aggregate number of shares with respect to which Awards may be granted under the Plan as one share for every share subject to the SAR, regardless of the number of shares used to settle the SAR upon exercise.

4.3    Stock Offered. The Company shall at all times during the term of the Plan retain as authorized and unissued Stock and/or Stock in the Company’s treasury, at least the number of shares from time to time require under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.4    Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding shares of Stock or change in any way the rights and privileges of such shares by means of the payment of a Stock dividend or any other distribution upon such shares payable in Stock or rights to acquire Stock, or through a Stock split, reverse Stock split, subdivision, consolidation, combination, reclassification, or recapitalization involving the Stock (any of the foregoing being herein called a “capital restructuring”), then in relation to the Stock that is affected by one or more of the above events, the numbers, rights, and privileges of the following shall be, in each case, equitably and proportionally adjusted to take into account the occurrence of any of the above events: (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued pursuant to subsections 4.1 and 4.10, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award, (iv) the Performance Goals, and (v) the individual limitations applicable to Awards, provided that, with respect to Incentive Stock Options, such adjustment in clauses (i), (ii), and (iii) shall be made in accordance with Section 424(h) of the Internal Revenue Code.

4.5    Other Changes in Stock. In the event there shall be any change, other than as specified in subsections 4.4 hereof, in the number or kind of outstanding shares of Stock or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that such change equitably requires an adjustment in the number or kind of shares subject to outstanding Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an Award, then such adjustments shall be made by the Committee and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected.

4.6    Rights to Subscribe. If the Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company or of any other corporation, there shall be reserved with respect to the shares then under an outstanding Award to any Participant of the particular class of Stock involved the Stock or other securities which the Participant would have been entitled to subscribe for if immediately prior to such grant the Participant had exercised his entire Option. If, upon exercise of any such Option, the Participant subscribes for the additional shares or other securities, the aggregate Option Price shall be increased by the amount of the price that is payable by the Participant for such additional shares or other securities as if the Participant had exercised his entire Option immediately prior to the grant of such additional shares or other securities.

4.7    General Adjustment Rules. No adjustment or substitution provided for in this Section 4 shall require the Company to sell a fractional share of Stock under any Option, or otherwise issue a fractional share of Stock, and the total substitution or adjustment with respect to each Option shall be limited by deleting any fractional share. In the case of any such substitution or adjustment, the aggregate Option Price for the shares of Stock then subject to the Option shall remain unchanged but the Option Price per share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Option may have been changed.

4.8    Determination by the Committee, Etc. Adjustments under this Section 4 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties.

4.9    Code Section 409A. For any Award that is not subject to Internal Revenue Code Section 409A before the adjustments identified in the preceding sections of this Section 4, no adjustment shall be made that would cause the Award to become subject to Internal Revenue Code Section 409A. For an Award that is subject to Internal Revenue Code Section 409A before the adjustments identified in the preceding sections of this Section 4, no adjustment shall cause the Award to violate Internal Revenue Code Section 409A, without the prior written consent of both the Participant and the Committee.

4.10    Award Limits. The following limits shall apply to grants of all Awards under the Plan:

(a)	Options: The maximum aggregate number of shares of Stock that may be subject to Options granted in any calendar year to any one Participant shall be 1,250,000 shares.

(b)

SARs: The maximum aggregate number of shares that may be subject to Stock Appreciation Rights granted in any calendar year to any one Participant shall be 1,250,000 shares. Any shares covered by Options which include tandem SARs granted to one Participant in any calendar year shall reduce this limit on the number of shares subject to SARs that can be granted to such Participant in such calendar year.

(c)

Restricted Stock or Restricted Stock Units: The maximum aggregate number of shares of Stock that may be subject to Awards of Restricted Stock or Restricted Stock Units granted in any calendar year to any one Participant shall be 500,000 shares.

(d)

Performance Awards: The maximum aggregate grant with respect to Performance Awards granted in any calendar year to any one Participant shall be 500,000 shares (or SARs based on the value of such number of shares). If any Performance Award is settled in cash, the amount of such cash can be no more than the Fair Market Value of the Stock underlying such Performance Award.

(e)

Cash Payment: The maximum aggregate amount of compensation that may be paid under all Cash-Based Awards (including the Fair Market Value of any shares of Stock paid in satisfaction of such Cash-Based Awards) granted in any calendar year to any one Participant shall be $15,000,000.

(f)

Non-Employee Directors: In addition to any other limitations set forth in this Section 4.10, Awards granted in the aggregate (i) under the Plan and (ii) the Altus Midstream Company Restricted Stock Units Plan (the “RSU Plan”) during any calendar year to any one Participant who is a non-employee director shall be limited to an aggregate number of shares of Stock (under the Plan and the RSU Plan counted together) having a Fair Market Value on the grant date, plus any Cash-Based Award, not to exceed $300,000.00 in the aggregate.

4.11    Repayment/Forfeiture/Claw-back of Awards. Each Participant’s Award (including any proceeds, gains, or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award) shall be conditioned on repayment, forfeiture, or claw-back in accordance with the Company’s claw-back policy, if any, the Sarbanes-Oxley Act of 2002 and/or the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, if applicable, and any other applicable law and the related Award agreement shall reflect any such condition.

4.12    Dividend Equivalents. The Committee (or, pursuant to Section 3.4(b), the Chief Executive Officer of the Company) is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to risk of forfeiture, as the Committee may specify. Notwithstanding the foregoing, Dividend Equivalents shall not be granted in connection with the grant of any Options or Stock Appreciation Right.

Section 5

Granting of Awards to Participants

5.1    Participation. Participants in the Plan shall be those Eligible Persons who, in the judgment of the Committee (or, pursuant to Section 3.4(b), the Chief Executive Officer of the Company), are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation, and development of the Company or an Affiliate, and significantly contribute, or are expected to significantly contribute, to the achievement of the Company’s long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee or granted in accordance with Section 3.4(b) hereof, and receipt of one such Award shall not result in automatic receipt of any other Award. Upon determination that an Award is to be granted to a Participant, as soon as practicable, written notice shall be given to such person, specifying the terms, conditions, rights, and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights, and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee (or, in the case of grants made pursuant to Section 3.4(b), in accordance with the guidelines established by the Committee), which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

5.2    Notification to Participants and Delivery of Documents. As soon as practicable after such determinations have been made, each Participant shall be notified of (a) his/her designation as a Participant, (b) the date of grant, (c) the number and type of Awards granted to the Participant, (d) in the case of Performance Awards, the Performance Period and Performance Goals, (e) in the case of Restricted Stock or Restricted Stock Units, the Restriction Period (as defined in subsection 8.1), and (f) any other terms or conditions imposed by the Committee with respect to the Award.

5.3    Delivery of Award Agreement. This requirement for delivery of a written Award agreement is satisfied by electronic delivery of such agreement provided that evidence of the Participant’s receipt of such electronic delivery is available to the Company and such delivery is not prohibited by applicable laws and regulations.

Section 6

Stock Options

6.1    Grant of Stock Options. Coincident with or following designation for participation in the Plan, an Eligible Person may be granted one or more Options. Grants of Options under the Plan shall be made by the Committee or in accordance with Section 3.4(b). In no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares of Stock for which any other Option may be exercised, except as provided in subsection 6.2(j) hereof. Options that are intended to comply with Treasury Regulation Section 1.409A-1(b)(5)(i)(A) may be granted only if the requirements of Treasury Regulation Section 1.409A-1(b)(5)(iii) are satisfied.

6.2    Stock Option Agreements. Each Option granted under the Plan shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option (or, if no such identification is made, then it shall be a Non-Qualified Stock Option) and evidenced by a written agreement which shall be entered into by the Company and the Participant to whom the Option is granted, and which shall contain the following terms and conditions set out in this subsection 6.2, as well as such other terms and conditions, not inconsistent therewith, as the Committee may consider appropriate.

(a)	Number of Shares. Each Stock Option agreement shall state that it covers a specified number of shares of Stock, as determined by the Committee.

(b)

Price. The price at which each share of Stock covered by an Option may be purchased, the Option Price, shall be determined in each case by the Committee and set forth in the Stock Option agreement. The price may vary according to a formula specified in the Stock Option agreement, but in no event shall the Option Price ever be less than the Fair Market Value of the Stock on the date the Option is granted.

(c)	No Backdating. There shall be no backdating of Options, and each Option shall be dated the actual date that the Committee adopts the resolution awarding the grant of such Option.

(d)

Limitations on Incentive Stock Options. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is attributed to own by virtue of the Internal

Revenue Code) Stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Affiliate unless (i) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

To the extent that the aggregate Fair Market Value of Stock of the Company with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other option plan of the Company (or any Affiliate) shall exceed $100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(e)

Duration of Options. Each Stock Option agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Participant (the “Option Period”). The Option Period must end, in all cases, not more than ten years from the date an Option is granted.

(f)

Termination of Options. During the lifetime of a Participant to whom a Stock Option is granted, the Stock Option may be exercised only by such Participant or, in the case of disability (as determined pursuant to the Company’s Long-Term Disability Plan or any successor plan) by the Participant’s designated legal representative, except to the extent such exercise would cause any Award intended to qualify as an ISO not to so qualify. Once a Participant to whom a Stock Option was granted dies, the Stock Option may be exercised only by the personal representative of the Participant’s estate or, with respect to Stock Options that are not Incentive Stock Options, as otherwise provided in Section 15.2. Unless the Stock Option agreement shall specify a longer or shorter period, at the discretion of the Committee, then the Participant (or representative, or, if applicable pursuant to Section 15.2, designated beneficiary) may exercise the Stock Option for a period of up to three months after such Participant terminates employment or ceases to be a member of the Board.

(g)	Exercise, Payments, Etc.

(i)

Each Stock Option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Administrative Agent of written notice specifying the number of shares of Stock with respect to which such Option is exercised and payment to the Company of the aggregate Option Price. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Options (or portions thereof) which are being exercised and the number of shares of Stock with respect to which the Options are being exercised. The Participant’s obligation to deliver written notice of exercise is satisfied by electronic delivery of such notice through means satisfactory to the Committee and prescribed by the Company. The exercise of the Option shall be deemed effective on the date such notice is received by the Administrative Agent and payment is made to the Company of the aggregate Option Price (the “Exercise Date”); however, if payment of the aggregate Option Price is made pursuant to a sale of shares of Stock as contemplated by subsection 6.2(g)(iv)(E) below, the Exercise Date shall be deemed to be the date of such sale. If requested by the Company, such notice shall contain the Participant’s representation that he or she is purchasing the Stock for investment purposes only and his or her agreement not to sell any Stock so purchased in any manner that is in violation of the Exchange Act or any applicable state law, and such restriction, or notice thereof, shall be placed on the certificates representing the Stock so purchased. The purchase of such Stock shall take place upon delivery of such notice to the Administrative Agent, at which time the aggregate Option Price shall be paid in full to the Company by any of the methods or any combination of the methods set forth in subsection 6.2(g)(iv) below.

(ii)

The shares of Stock to which the Participant is entitled as a result of the exercise of the Option shall be issued by the Company and either (A) delivered by electronic means to an account designated by the Participant or (B) delivered to the Participant in the form of a properly executed certificate or certificates representing such shares of Stock. If shares of Stock are used to pay all or part of the aggregate Option Price, the Company shall issue and deliver to the Participant the additional shares of Stock, in excess of the aggregate Option Price or portion thereof paid using shares of Stock, to which the Participant is entitled as a result of the Option exercise.

(iii)

The Company’s obligation to deliver the shares of Stock to which the Participant is entitled as a result of the exercise of the Option shall be subject to the payment in full to the Company by the Participant of the aggregate Option Price and the required tax withholding.

(iv)	The aggregate Option Price shall be paid by any of the following methods or any combination of the following methods:

(A)

in cash, including the wire transfer of funds in U.S. dollars to one of the Company’s bank accounts located in the United States, with such bank account to be designated from time to time by the Company;

(B)	by personal, certified, or cashier’s check payable in U.S. dollars to the order of and acceptable to the Company;

(C)

by delivery to the Company or the Administrative Agent of certificates representing a number of shares of Stock then owned by the Participant, the aggregate Fair Market Value of which (as of the Exercise Date) is equal to the aggregate Option Price of the Option being exercised, properly endorsed for transfer to the Company;

(D)

by certification or attestation to the Company or the Administrative Agent of the Participant’s ownership (as of the Exercise Date) of a number of shares of Stock, the aggregate Fair Market Value of which (as of the Exercise Date) is not greater than the aggregate Option Price of the Option being exercised; or

(E)

by delivery to the Company or the Administrative Agent of a properly executed notice of exercise together with irrevocable instructions to a broker to promptly deliver to the Company, by wire transfer or check as noted in subsection 6.2(g)(iv)(A) and (B) above, the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Participant necessary to pay the aggregate Option Price.

(h)

Tax Withholding. Each Stock Option agreement shall provide that, upon exercise of the Option, the Participant shall make appropriate arrangements with the Company to provide for not less than the minimum amount of tax withholding required by law, including without limitation Sections 3102 and 3402 or any successor section(s) of the Internal Revenue Code and applicable state and local income and other tax laws, by payment of such taxes in cash (including wire transfer), by check, or as provided in Section 12 hereof.

(i)

Repricing Prohibited. Subject to Sections 4, 6, 13, 14, and 17, outstanding Stock Options granted under this Plan shall not be repriced without approval by the Company’s stockholders. In particular, neither the Board nor the Committee may take any action: (1) to amend the terms of an outstanding Option or SAR to reduce the Option Price or grant price thereof, cancel an Option or SAR and replace it with a new Option or SAR with a lower Option Price or grant price, or take any other action (whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options) that has an economic effect that is the same as any such reduction or cancellation or (2) to cancel an outstanding Option or SAR having an Option Price or grant price above the then-current Fair Market Value of the Stock in exchange for the grant of another type of Award, without, in each such case, first obtaining approval of the stockholders of the Company of such action.

(j)

Stockholder Privileges. No Participant shall have any rights as a stockholder with respect to any shares of Stock covered by an Option until the Participant becomes the holder of record of such Stock. Except as provided in Section 4 hereof, no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date on which such Participant becomes the holder of record of such Stock.

(k)

Section 409A Avoidance. Once granted, no Stock Option shall be modified, extended, or renewed in any way that would cause the Stock Option to be subject to Internal Revenue Code Section 409A. The Option Period shall not be extended to any date that would cause the Stock Option to become subject to Internal Revenue Code Section 409A. The Option Price shall not be adjusted to reflect any dividends declared and paid on the Stock between the date of grant and the date the Stock Option is exercised.

(l)

Vesting Period. Each Stock Option agreement shall state the vesting period (the period which ends as of a date that the Option is no longer restricted or subject to forfeiture) that applies to the specified number of shares of Stock granted pursuant thereto. In respect of the employees of the Company (including executive officers), such vesting period for the entire Option award shall in no event be less than three years following the grant date, and, subject to Sections 13 and 14 of the Plan, the Committee may not waive such minimum vesting period except in the case of the Participant’s death or disability.

Section 7

Stock Appreciation Rights

7.1    Stock Appreciation Rights. The Committee (or, if so provided pursuant to Section 3.4(b), the Chief Executive Officer of the Company) is authorized to grant SARs to Participants either alone (“freestanding”) or in tandem with other Awards, including Performance Awards, Options, and Restricted Stock. Stock Appreciation Rights granted in tandem with any Award must be granted at the same time as the Award is granted. Stock Appreciation Rights granted in tandem with Options shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Options. Options granted in tandem with Stock Appreciation Rights shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Appreciation Rights. The Committee shall establish the terms and conditions applicable to any Stock Appreciation Rights, which terms and conditions need not be uniform but may not be inconsistent with the terms of the Plan. Freestanding Stock Appreciation Rights shall generally be subject to terms and conditions substantially similar to those described in Section 4 and subsection 6.2 for Options, including, but not limited to, the requirements of subsections 6.2(b), (d), (i), and (l) and subsection 4.7 regarding general adjustment rules, minimum price, duration, and prohibition on repricing. SARs that are intended to comply with Treasury Regulation Section 1.409A-1 (b)(5)(i)(B) may be granted only if the requirements of Treasury Regulation Section 1.409A-1(b)(5)(iii) are satisfied.

7.2    Section 409A Avoidance. The SAR Price may be fixed on the date it is granted or the SAR Price may vary according to an objective formula specified by the Committee at the time of grant. However, the SAR Price can never be less than the Fair Market Value of the Stock on the date of grant. The SAR grant must specify the number of shares to which it applies, which must be fixed at the date of grant (subject to adjustment pursuant to Sections 4, 6, and 12). Once granted, no SAR shall be modified, extended, or renewed in any way that would cause the SAR to be subject to Internal Revenue Code Section 409A. The period during which the SAR may be exercised shall not be extended to any date that would cause the SAR to become subject to Internal Revenue Code Section 409A. The value of the SAR shall not be adjusted to reflect any dividends declared and paid on the Stock between the date of grant and the date the SAR is exercised.

Section 8

Restricted Stock and Restricted Stock Units

8.1    Restriction Period. At the time an Award of Restricted Stock or Restricted Stock Units is made, the Committee shall establish the terms and conditions applicable to such Award, including the period of time (the “Restriction Period”) and attainment of performance goals during which certain restrictions established by the Committee shall apply to the Award. In respect of the employees of the Company (including executive officers), such Restriction Period, the time ending as of the date upon which the entire Award of Restricted Stock or

Restricted Stock Units is no longer restricted or subject to forfeiture provisions, shall in no event be less than three years following the initial grant date of the Award of Restricted Stock or Restricted Stock Units (such Restriction Period to include periods of time during which the achievement of specific performance goals or other performance is measured with respect to such Awards), and, subject to Sections 13 and 14 of the Plan, the Committee may not waive such minimum Restriction Period except in the case of the Participant’s death or disability. Awards of Restricted Stock or Restricted Stock Units may also be made in accordance with Section 3.4(b). Each such Award, and designated portions of the same Award, may have a different Restriction Period. Except as permitted or pursuant to Sections 13 and 14 hereof, the Restriction Period applicable to a particular Award shall not be changed. Restricted Stock or Restricted Stock Units may or may not be subject to Internal Revenue Code Section 409A. If they are subject to Internal Revenue Code Section 409A, the grant of the Restricted Stock or Restricted Stock Units must contain the provisions needed to comply with the requirements of Internal Revenue Code Section 409A, including but not limited to (i) the timing of any election to defer receipt of the Restricted Stock or Restricted Stock Units beyond the date of vesting, (ii) the timing of any payout election, and (iii) the timing of the settlement of Restricted Stock or a Restricted Stock Unit. Restricted Stock or Restricted Stock Units that are subject to Internal Revenue Code Section 409A may be adjusted to reflect any dividends declared and paid on the Stock between the date of grant and the date the Restricted Stock or Restricted Stock Unit vests, but only to the extent permitted in IRS guidance of general applicability.

8.2    Certificates for Stock. Restricted Stock shall be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock represented by a stock certificate registered in the name of the Participant.

8.3    Restricted Stock Terms and Conditions. Participants shall have the right to enjoy all shareholder rights during the Restriction Period with respect to Restricted Stock except that:

(a)	The Participant shall not be entitled to delivery of the Stock certificate until the Restriction Period shall have expired.

(b)	The Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the Stock during the Restriction Period.

(c)	A breach of the terms and conditions established by the Committee with respect to the Restricted Stock shall cause a forfeiture of the Restricted Stock and any dividends withheld thereon.

(d)

Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may specify whether any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

8.4    Restricted Stock Units. The Committee (or, if so provided pursuant to Section 3.4(b), the Chief Executive Officer of the Company) is authorized to grant Restricted Stock Units to Participants, which are rights to receive Stock at the end of a specified deferral period and which do not represent an equity interest in the Company, subject to the following terms and conditions:

Award and Restrictions. Settlement of an Award of Restricted Stock Units shall occur as specified for such Restricted Stock Unit by the Committee (or, if permitted by the Committee, as elected by the Participant pursuant to Section 8.5) in the related Award agreement. In addition, Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the vesting or deferral period, as the case may be, or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Restricted Stock Units shall be satisfied by the delivery of cash or Stock in the amount equal to the Fair Market Value of the specified number of shares of Stock covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

8.5    Deferral of Receipt of Settlement Proceeds of Restricted Stock Units. With the consent of the Committee, a Participant who has been granted a Restricted Stock Unit may by compliance with the then applicable procedures under the Plan irrevocably elect in writing to defer receipt of all or any part of any distribution associated with that Restricted Stock Unit Award in accordance with either the terms and conditions of the Deferred Delivery Plan or the terms and conditions specified under the grant agreement and related documents. The terms and conditions of any such deferral, including, but not limited to, the period of time for, and form of, election; the manner and method of payout; and the use and form of Dividend Equivalents in respect of stock-based units resulting from such deferral, shall be as determined by the Committee. The Committee may, at any time and from time to time, but prospectively only except as hereinafter provided, amend, modify, change, suspend, or cancel any and all of the rights, procedures, mechanics, and timing parameters relating to such deferrals. In addition, the Committee may, in its sole discretion, accelerate the pay out of such deferrals (and any earnings thereon), or any portion thereof, either in a lump sum or in a series of payments, but only to the extent that the payment or the change in timing of the payment will not cause a violation of Internal Revenue Code Section 409A.

8.6    Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under this Plan or under plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee. In the case of any grant of Stock to an officer of the Company or an Affiliate in lieu of salary or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.

Section 9

Performance Awards

9.1    Establishment of Performance Goals for Company. Performance Goals applicable to a Performance Award shall be established by the Committee in its absolute discretion on or before the date of grant. Such Performance Goals may include or be based upon any of the following criteria, either in absolute amount or per share: pretax income or after tax income, earnings before interest, taxes, depreciation, and amortization (“EBITDA”), operating profit, distributed cash flow, return on equity, return on capital employed, total shareholder return, capital or investment, earnings, book value, increase in cash flow return, sales or revenues, operating expenses (including, but not limited to, lease operating expenses, severance taxes, gathering and transportation, general and administrative costs, and other components of operating expenses), stock price appreciation, implementation or completion of critical projects or processes, and/or corporate acquisition goals based on value of assets acquired or similar objective measures.

Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of a particular criteria or attaining a percentage increase or decrease in a particular criteria, and may be applied relative to internal goals or levels attained in prior years or related to other companies or indices or as ratios expressing relationship between Performance Goals, or any combination thereof, as determined by the Committee.

The Performance Goals may include a threshold level of performance below which no vesting will occur, levels of performance at which specified vesting will occur, and a maximum level of performance at which full vesting will occur.

The Committee may in its discretion classify Participants into as many groups as it determines, and as to any Participant relate his/her Performance Goals partially, or entirely, to the measured performance, either absolutely or relatively, of an identified subsidiary, division, operating company, test strategy, or new venture of the Company and/or its Affiliates.

The Committee shall determine the attainment of each Performance Goal. The Committee shall retain the discretion to increase (though not above the amount payable if the highest performance metric were achieved) or decrease the amount payable pursuant to such Awards above or below the amount that would otherwise be payable upon attainment of the applicable Performance Goal(s), either on a formula or discretionary basis or any combination, as the Committee determines. The Committee may determine with respect to any Award that an evaluation of performance may include or exclude the impact, if any, on reported financial results of any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) changes in tax laws, accounting principles, or other laws or provisions, (d) reorganization or restructuring programs, (e) acquisitions or divestitures, (f) foreign exchange gains and losses, (g) gains and losses that are treated as unusual or infrequent under Accounting Standards Codification Topic 225, (h) material change in capital budget, or (i) force majeure events.

9.2    Levels of Performance Required to Earn Performance Awards. At or about the same time that Performance Goals are established for a specific period, the Committee shall in its absolute discretion establish the percentage of the Award which shall be earned by the Participant for various levels of performance measured in relation to achievement of Performance Goals for such Performance Period. The Committee shall have the discretion to determine the Performance Period for any Participant, including any new hiree Participant, which may be for a Performance Period of less than one year.

9.3    Committee Discretion. In the event that applicable tax or securities laws change to permit Committee discretion to alter the governing performance measures or permit flexibility with respect to the terms of any Award without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. Performance Awards shall include any Awards using the criteria set forth in this Section 9, provided that, the Committee, in its sole discretion, may make Performance Awards based on any criteria or performance measures it determines to be appropriate and may increase or decrease the amount payable pursuant to such Awards as it subjectively determines.

9.4    Other Restrictions. The Committee shall determine the terms and conditions applicable to any Performance Award, which may include restrictions on the payment of cash or the delivery of Stock payable in connection with the Performance Award and restrictions that could result in the future forfeiture of all or part of any cash or Stock earned. The Committee may provide that shares of Stock issued in connection with a Performance Award be held in escrow and/or legended. Performance Awards may or may not be subject to Internal Revenue Code Section 409A. If a Performance Award is subject to Internal Revenue Code Section 409A, the Performance Award grant agreement shall contain the terms and conditions needed to comply with the requirements of Internal Revenue Code Section 409A, including but not limited to (i) the timing of any election to defer receipt of the Performance Award, (ii) the timing of any payout election, and (iii) the timing of the actual payment of the Performance Award. Performance Awards that are subject to Internal Revenue Code Section 409A may be adjusted to reflect any dividends declared and paid on the Stock between the date of grant and the date the Performance Award is paid, but only to the extent permitted in IRS guidance of general applicability.

9.5    Notification to Participants. Promptly after the Committee has established the Performance Goals with respect to a Performance Award, the Participant shall be provided with written notice of the Performance Goals so established.

9.6    Measurement of Performance against Performance Goals. The Committee shall, as soon as practicable after the close of a Performance Period, determine (a) the extent to which the Performance Goals for such Performance Period have been achieved and (b) the percentage of the Performance Awards earned as a result.

These determinations shall be absolute and final as to the facts and conclusions therein made and be binding on all parties. Promptly after the Committee has made the foregoing determination, each Participant who has earned Performance Awards shall be notified. For all purposes of this Plan, notice shall be deemed to have been given the date action is taken by the Committee making the determination. Participants may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of all or any portion of their Performance Awards during the Performance Period.

9.7    Treatment of Performance Awards Earned. Upon the Committee’s determination that a percentage of any Performance Award has been earned for a Performance Period, Participants to whom such earned Performance Awards have been granted and who have been in the employ of the Company or Affiliates continuously from the date of grant until the end of the Performance Period, subject to the exceptions set forth in the Performance Award agreement and in Sections 11 and 13 hereof, shall be entitled, subject to the other conditions of this Plan, to payment in accordance with the terms and conditions of the Performance Awards. Performance Awards shall under no circumstances become earned or have any value whatsoever for any Participant who is not in the employ of the Company or its Affiliates continuously during the entire Performance Period for which such Performance Award was granted, except as provided in Sections 11 and 13.

9.8    Payment of Performance Awards. Payment of a Performance Award for a Performance Period may be made in cash or Stock as determined by the Committee, in its sole discretion, or as provided in the Award agreement.

9.9    Subsequent Performance Award Grants. Following the grant of Performance Awards with respect to a Performance Period, additional Participants may be designated by the Committee (or, if so provided pursuant to Section 3.4(b), the Chief Executive Officer of the Company) for grant of Performance Awards for such Performance Period subject to the same terms and conditions set forth for the initial grants, except that the Committee, in its sole discretion, may reduce the value of the amounts to which subsequent Participants may become entitled, prorated according to reduced time spent during the Performance Period, and the applicable Performance Award agreement shall be modified to reflect such reduction.

9.10    Stockholder Privileges. No Participant shall have any rights as a stockholder with respect to any shares of Stock covered by a Performance Award until the Participant becomes the holder of record of such Stock.

Section 10

Cash-Based Awards

10.1    Grant of Cash-Based Awards. The Committee (or, if so provided pursuant to Section 3.4(b), the Chief Executive Officer of the Company) may grant Cash-Based Awards not otherwise described by the terms of the Plan to a Participant in such amounts and upon such terms and conditions as the Committee shall determine. The Committee, in its sole discretion, may designate a Cash-Based Award as a Performance Award.

10.2    Cash-Based Award Agreement. Each grant of Cash-Based Awards under the Plan shall be evidenced by a written agreement which shall be entered into by the Company and the Participant to whom the Cash-Based Award is granted (or, in the alternative, a written statement provided by the Company to the Participant). Such written agreement or statement shall set forth the terms and conditions applicable to each Cash-Based Award.

10.3    Vesting and Other Conditions. A Cash-Based Award may be subject to the completion of a service period, the achievement of one or more performance conditions or such other conditions and requirements as determined by the Committee, in its sole discretion. Each Cash-Based Award shall specify a potential payment amount or payment range as determined by the Committee. If the Committee exercises its discretion to subject the vesting of a Cash-Based Award to the achievement of one or more performance conditions, the amount of the Cash-Based Award that shall be paid to the Participant will depend on the extent to which such performance conditions are met and the satisfaction of any service-based payment conditions.

10.4    Payment of Cash-Based Awards. Payment, if any, with respect to Cash-Based Awards shall be made in accordance with the terms of the applicable Award agreement or statement, as determined by the Committee, in its sole discretion. The timing and form of the payment of a Cash-Based Award shall be determined by the Committee and set forth in the applicable Award agreement or statement, unless the Committee chooses to provide in the applicable Award agreement or statement that a Participant may elect in accordance with such procedures and limitations as the Committee may specify, the timing and form of payout.

Section 11

Termination of Employment, Death, Disability, etc.

11.1    Termination of Employment. Except as provided herein, the treatment of an Award upon a termination of employment or any other service relationship by and between a Participant and the Company or an Affiliate shall be specified in the agreement controlling such Award. To the extent such Award is subject to Section 409A of the Code, such termination of employment or any other service relationship shall be a “separation from service” within the meaning of Treasury Regulation Section 1.409A-1(h) with respect to any Award intended to comply with Section 409A of the Internal Revenue Code; provided, that a “separation from service” shall occur only if both the Company and the Participant expect the Participant’s level of services to permanently drop by more than half. For the avoidance of doubt, the Participant’s employment shall be deemed to terminate on the last day of his active and actual employment with the Company or Affiliate, whether that date is chosen unilaterally by the Company or Affiliate or by mutual agreement and whether or not advance notice is given. No period of notice that is, or ought to be, given under applicable law shall be taken into account in determining entitlement to exercise or settlement of an Award under the Plan.

11.2    Termination for Cause. If the employment of the Participant by the Company is terminated for cause, as determined by the Committee, all Awards to such Participant shall thereafter be void for all purposes. As used in subsections 11.2, and 11.3 hereof, “cause” shall mean an act of the Participant that constitutes common law fraud, a felony, or gross malfeasance of duty. The effect of this subsection 11.2 shall be limited to determining the consequences of a termination and that nothing in this subsection 11.2 shall restrict or otherwise interfere with the Company’s discretion with respect to the termination of any employee.

11.3    Performance Awards. Except as set forth below, each Performance Award shall state that each such Award shall be subject to the condition that the Participant has remained an Eligible Person from the date of grant until the applicable vesting date as follows:

(a)

If the Participant voluntarily leaves the employment of the Company or an Affiliate, or if the employment of the Participant is terminated by the Company for cause or otherwise, any Performance Award to such Participant not previously vested shall thereafter be void and forfeited for all purposes.

(b)

Unless otherwise provided in an Award agreement, a Participant shall become vested in all Performance Awards that have met the Performance Goals within the Performance Period on the date the Participant retires from employment with the Company or an Affiliate (as applicable) on or after attaining retirement age (which for all purposes of this Plan is determined to be age 65, unless otherwise designated by the Committee), on the date the Participant dies while employed by the Company or an Affiliate, or on the date the Participant terminates service with the Company and the Affiliates due to permanent disability (as determined pursuant to the Company’s long-term disability plan (or analogous plan of an applicable Affiliate) or any successor plan), unless the Performance award is subject to Internal Revenue Code Section 409A, in which case “permanent disability” must also fall within the meaning specified in Internal Revenue Code Section 409A(a)(2)(C) or a more restrictive meaning established by the Committee) while employed by the Company or an Affiliate. Such Participant shall not become entitled to any payment which may arise due to the occurrence of a Performance Goal after the Participant dies, terminates service due to permanent disability, or retires. The amount of payment shall be determined under an Award agreement and such payment shall occur as soon as administratively convenient following the date the Participant dies, terminates service due to permanent disability, or retires, but in no event shall the payment occur later than March 15 in the calendar year immediately following the calendar year in which the Participant died, so terminates service, or retired. If the Participant dies before receiving payment, the payment shall be made to those entitled pursuant to Section 15.2 of this Plan.

11.4    Forfeiture Provisions. Subject to Sections 13 and 15, in the event a Participant terminates employment or other service with the Company and its Affiliates during a Restriction Period for the Participant’s Restricted Stock or Restricted Stock Units, such Awards will be forfeited; provided, however, that the Committee may provide for proration or full payout in the event of (a) death, (b) permanent disability, or (c) any other circumstances the Committee may determine.

Section 12

Tax Withholding

12.1    Withholding Requirement. The Company and any Affiliate is authorized to withhold from any Award granted, or any payment relating to an Award under this Plan, including from a distribution of Stock, amounts of withholding and other taxes or social security payments due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax or social security obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof, in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis at the discretion of the Committee.

12.2    Withholding Requirement – Stock Options and SARs. The Company’s obligations to deliver shares of Stock upon the exercise of an Option or SAR shall be subject to the Participant’s satisfaction of all applicable federal, state, and local income and other tax and social security withholding requirements.

12.3    At the time the Committee grants an Option, it may, in its sole discretion, grant the Participant an election to pay all such amounts of required tax withholding, or any part thereof:

(a)

by the delivery to the Company or the Administrative Agent of a number of shares of Stock then owned by the Participant, the aggregate Fair Market Value of which (as of the Exercise Date) is not greater than the amount required to be withheld;

(b)

by certification or attestation to the Company or the Administrative Agent of the Participant’s ownership (as of the Exercise Date) of a number of shares of Stock, the aggregate Fair Market Value of which (as of the Exercise Date) is not greater than the amount required to be withheld; or

(c)

by the Company or the Administrative Agent withholding from the shares of Stock otherwise issuable to the Participant upon exercise of the Option, a number of shares of Stock, the aggregate Fair Market Value of which (as of the Exercise Date) is not greater than the amount required to be withheld. Any such elections by Participants to have shares of Stock withheld for this purpose will be subject to the following restrictions:

(i)	all elections shall be made on or prior to the Exercise Date; and

(ii)	all elections shall be irrevocable.

12.4    Section 16 Requirements. If the Participant is an officer or director of the Company within the meaning of Section 16 or any successor section(s) of the Exchange Act (“Section 16”), the Participant must satisfy the requirements of Section 16 and any applicable rules and regulations thereunder with respect to the use of shares of Stock to satisfy such tax withholding obligation. In addition, if approval by the Committee or the Board of use of shares of Stock by such Participant to satisfy such tax withholding obligations is necessary to meet the requirements of the exemption under Rule 16b-3(e) of the Exchange Act, then such withholding may not be effected without the approval of the Committee or the Board, which approval shall be within the sole discretion of the Committee or the Board.

12.5    Restricted Stock and Performance Award Payment and Tax Withholding. Each Restricted Stock and Performance Award agreement shall provide that, upon payment of any entitlement under such an Award, the Participant shall make appropriate arrangements with the Company to provide for the amount of minimum tax and social security withholding required by law, including without limitation Sections 3102 and 3402 or any successor section(s) of the Internal Revenue Code and applicable state and local income and other tax and social security laws. The withholding may be deducted from the Award. Any payment under such an Award shall be made in a proportion of cash and shares of Stock, determined by the Committee, such that the cash portion shall be sufficient to cover the withholding amount required by this Section. The cash portion of any payment shall be based on the Fair Market Value of the shares of Stock on the applicable date of vesting to which such tax withholding relates. Such cash portion shall be withheld by the Company to satisfy applicable tax and social security withholding requirements.

Section 13

Change of Control

13.1    In General. In the event of the occurrence of a Change of Control and unless otherwise provided in an applicable Award Agreement:

(a)	Without further action by the Committee or the Board,

all outstanding Options shall fully vest upon the Participant’s Involuntary Termination or Voluntary Termination with Cause, in either case, occurring on or after a Change of Control. Such newly vested Options shall be fully exercisable as of the date of the Involuntary Termination or Voluntary Termination with Cause, in either case, on or after a Change of Control occurs.

(b)	Without further action by the Committee or the Board,

all unvested Restricted Stock Awards and Restricted Stock Units shall fully vest upon the Participant’s Involuntary Termination or Voluntary Termination with Cause occurring on or after a Change of Control. Such newly vested Restricted Stock Units shall be converted to Stock and the Participant shall be issued the requisite number of shares, after any withholding under Section 12, as soon as administratively practicable after the Involuntary Termination or Voluntary Termination with Cause on or after a Change of Control occurs, unless the Participant had elected to defer Restricted Stock Units to the Deferred Delivery Plan in which case the Participant’s account in the Deferred Delivery Plan shall be credited with deferred Restricted Stock Units as of the date of the Involuntary Termination or Voluntary Termination with Cause on or after the Change of Control occurs.

(c)

Assuming the achievement of a Performance Goal, the entitlement to receive cash and Stock under any outstanding Performance Award grants shall vest automatically, without further action by the Committee or the Board, and shall become payable as follows:

(i)

If such Change of Control occurs subsequent to the achievement of a Performance Goal, any remainder of such payout amount shall vest as of the date of the Participant’s Involuntary Termination or Voluntary Termination with Cause occurring on or after the date of such Change of Control and shall be paid by the Company to the Participant within thirty (30) days of the date of such Involuntary Termination or Voluntary Termination with Cause which occurs on or after the date of the Change of Control in the manner set out in subsection 13.1 hereof.

(ii)

If such Change of Control occurs prior to the achievement of a Performance Goal, the applicable payout amount shall vest in full for which the Performance Period has not yet ended as of the date of the Participant’s Involuntary Termination or Voluntary Termination with Cause occurring on or after such Change of Control and shall be paid by the Company to the Participant within thirty (30) days after the later of (1) the date of the Participant’s Involuntary Termination or Voluntary Termination with Cause or (2) the date that the Performance Period ends. The payment will occur only if the Participant is employed at the time that the Performance Period ends or if the Performance Period ends after the Participant’s Involuntary Termination or Voluntary Termination with Cause occurring on or after the Change of Control. For purposes of this paragraph, the Committee shall determine whether, and to what extent, any such Performance Goal has been met as of the trading day immediately prior to the date of the Change of Control.

(iii)

Notwithstanding the foregoing, upon the occurrence of a Change of Control, all Performance Awards will be governed by the Award agreement, including, but not limited to, the determination of the payment amount, vesting, and the timing of such payment.

(d)

To the extent that any Award is subject to Internal Revenue Code Section 409A, the Award shall contain appropriate provisions to comply with Internal Revenue Code Section 409A, which shall supersede the provisions of subsections (a), (b), and (c).

Section 14

Reorganization or Liquidation

In the event that Altus Midstream Company is merged or consolidated with another corporation and Altus Midstream Company is not the surviving corporation, or if all or substantially all of the assets or more than 20 percent of the outstanding voting stock of Altus Midstream Company is acquired by any other corporation, business entity, or person (other than any acquisition of more than 20% of the outstanding voting stock of Altus Midstream Company by such corporation, business entity, or person from Apache Corporation or an affiliate thereof), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of Altus Midstream Company, then the Committee, or the board of directors of any corporation assuming the obligations of Altus Midstream Company, shall, as to the Plan and outstanding Awards make appropriate provision for the adoption and continuation of the Plan by the acquiring or successor corporation and for the protection of any holders of such outstanding Awards by the substitution on an equitable basis of appropriate stock of Altus Midstream Company or of the merged, consolidated, or otherwise reorganized corporation which will be issuable with respect to the Stock. Additionally, upon the occurrence of such an event and provided that a Performance Goal has occurred, upon written notice to the Participants, the Committee may accelerate the vesting and payment dates of the entitlement to receive cash and Stock under outstanding Awards so that all such existing entitlements are paid prior to any such event. If a Performance Goal has not yet been attained, the Committee in its discretion may make equitable payment or adjustment.

In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of an agreement applicable to any Award or by resolution adopted prior to the occurrence of a Change of Control or an event described in this Section 14, that any outstanding Award (or portion thereof) shall be converted into a right to receive cash, on or as soon as practicable following the closing date or expiration date of the transaction resulting in the Change of Control or such event in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Stock, or, if higher, the highest Fair Market Value of a share of Stock during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per-share Option Price or grant price of SARs, as applicable to the Award, multiplied by the number of shares subject to such Award, or the applicable portion thereof.

Section 15

Rights of Employees and Participants

15.1    Employment. Neither anything contained in the Plan or any agreement nor the granting of any Award under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or any Affiliate, or interfere in any way with the right of the Company or any Affiliate, at any time, to terminate such employment or to increase or decrease the level of the Participant’s compensation from the level in existence at the time of the Award.

An Eligible Person who has been granted an Award in one year shall not necessarily be entitled to be granted Awards in subsequent years.

15.2    Non-transferability. Except as otherwise determined at any time by the Committee as to any Awards other than ISOs, no right or interest of any Participant in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge, bankruptcy, or court order; provided that the Committee may permit further transferability of Awards other than ISOs, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to any applicable Restriction Period; provided further, however, that no Award may be transferred for value or other consideration without first obtaining approval thereof by the stockholders of the Company. In the event of a Participant’s death, a Participant’s rights and interests in any Award as set forth in an Award agreement, shall be transferable by testamentary will or the laws of descent and distribution, or, with respect to Awards other than Incentive Stock Options, a beneficiary designation that is in a form approved by the Committee and in compliance with the provisions of this Plan, applicable law, and the applicable Award agreement, and payment of any entitlements due under the Plan shall be made to the Participant’s designated beneficiary, legal representatives, heirs, or legatees, as applicable. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of mental condition, physical condition, or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status. If any individual entitled to payment or to exercise rights with respect to the Plan is a minor, the Committee shall cause the payment to be made to (or the right to be exercised by) the custodian or representative who, under the state law of the minor’s domicile, is authorized to act on behalf of the minor or is authorized to receive funds on behalf of the minor. With respect to those Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee. A Participant’s unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant’s death, shall be exercised or paid as designated by the Participant by will or by the laws of descent and distribution, or, with respect to any unexercised Option or SAR other than an Incentive Stock Option, in accordance with the Participant’s beneficiary designation in a form approved by the Committee and in compliance with the provisions of this Plan, applicable law and the applicable Award agreement. In the event any Award is exercised by or otherwise paid to the executors, administrators, heirs, or distributees of the estate of a deceased Participant, or the transferee or designated beneficiary of an Award, in any such case, pursuant to the terms and conditions of the Plan and the applicable Award agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue shares of Stock thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees or distributees thereof, or the valid transferee or designated beneficiary of such Award, as applicable. Any purported assignment, transfer, or encumbrance of an Award that does not comply with this Section 15.2 shall be void and unenforceable against the Company.

15.3    Noncompliance with Internal Revenue Code Section 409A. If an Award is subject to the requirements of Internal Revenue Code Section 409A, to the extent that the Company or an Affiliate takes any action that causes a violation of Internal Revenue Code Section 409A or fails to take reasonable actions required to comply with Internal Revenue Code Section 409A, in each case as determined by the Committee, the Company shall pay an additional amount to the Participant (or beneficiary) equal to the additional income tax imposed pursuant to Internal Revenue Code Section 409A on the Participant as a result of such violation, plus any taxes imposed on this additional payment.

Section 16

Other Employee Benefits

The amount of any income deemed to be received by a Participant as a result of the payment under an Award or exercise shall not constitute “earnings” or “compensation” with respect to which any other employee benefits of such Participant are determined, including without limitation benefits under any pension, profit sharing, life insurance, or salary continuation plan.

Section 17

Amendment, Modification, and Termination

The Committee or the Board may at any time terminate, and from time to time may amend or modify the Plan, and the Committee or the Board may, to the extent permitted by the Plan, from time to time amend or modify the terms of any Award theretofore granted, including any Award agreement, in each case, retroactively or prospectively; provided, however, that no amendment or modification of the Plan may become effective without approval of the amendment or modification by the Company’s stockholders if stockholder approval is required to enable the Plan to satisfy an applicable statutory or regulatory requirements, unless the Company, on the advice of outside counsel, determines that stockholder approval is not necessary.

Notwithstanding any other provision of this Plan, no amendment, modification, or termination of the Plan or any Award shall adversely affect the previously accrued material rights or benefits of a Participant under any outstanding Award theretofore awarded under the Plan, without the consent of such Participant holding such Award, except to the extent necessary to avoid a violation of Internal Revenue Code Section 409A or the Board or the Committee determines, on advice of outside counsel or the Company’s independent accountants, that such amendment or modification is required for the Company, the Plan, or the Award to satisfy, comply with, or meet the requirements of any law, regulation, listing rule, or accounting standard applicable to the Company.

The Committee shall have the authority to adopt (without the necessity for further stockholder approval) such modifications, procedures, and subplans as may be necessary or desirable to comply with the provisions of the laws (including, but not limited to, tax laws and regulations) of countries other than the United States in which the Company may operate, so as to assure the viability of the benefits of the Plan to Participants employed in such countries.

Section 18

Requirements of Law

18.1    Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules, and regulations, including applicable federal and state securities laws. The Company may require a Participant, as a condition of receiving payment under an Award, to give written assurances in substance and form satisfactory to the Company and its counsel to such effect as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Notwithstanding any contrary provision of this Plan or an Award agreement to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or any Award agreement shall be held invalid, illegal, or unenforceable in any respect, such provision shall, to the extent possible, be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of this Plan or Award agreement, as applicable, shall not in any way be affected or impaired thereby.

18.2    Section 409A of the Code. It is intended that this Plan shall comply with the provisions of, or an exemption from, Internal Revenue Code Section 409A and the Treasury regulations relating thereto. Awards are intended to be exempt from Internal Revenue Code Section 409A to the extent possible. Any Award or payment that qualifies for an exemption shall be considered as the first payment(s) made under the Plan. For purposes of the limitations on nonqualified deferred compensation under Internal Revenue Code Section 409A, each payment of compensation under this Plan shall be treated as a separate payment of compensation for purposes of applying the deferral election rules and the exemption for certain short-term deferral amounts under Internal Revenue Code Section 409A. In no event may the Participant, directly or indirectly, designate the calendar year of any payment subject to Internal Revenue Code Section 409A under this Plan.

Six-month Delay for Specified Participants. Notwithstanding any other provision of this Plan, to the extent that the right to any payment (including the provision of benefits) hereunder provides for the “deferral of compensation” within the meaning of Internal Revenue Code Section 409A(d)(1), the payment shall be paid (or provided) in accordance with the following: If the Participant is a “Specified Employee” within the meaning of Internal Revenue Code Section 409A(a)(2)(B)(i) on the date of the Participant’s Separation from Service (the “Separation Date”), and if an exemption from the six (6) month delay requirement of Internal Revenue Code Section 409A(a)(2)(B)(i) is not available, then no such payment shall be made or commence during the period beginning on the Separation Date and ending on the date that is six months following the Separation Date or, if earlier, on the date of the Participant’s death. The amount of any payment that would otherwise be paid to the Participant during this period shall instead be paid to the Participant on the first day of the first calendar month following the end of the period.

Prohibition on Acceleration. Unless a payment is exempt from Internal Revenue Code Section 409A, the date of payment may not be accelerated and any payment made pursuant to the termination and liquidation of the Plan shall not be accelerated except in compliance with Internal Revenue Code Section 409A generally and Treasury Regulation § 1.409A-3(j)(4)(ix) specifically.

18.3    Section 16 Requirements. If a Participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule(s) promulgated under the Exchange Act, to qualify the Award for any exemption from the provisions of Section 16 available under such Rule. Such conditions are hereby incorporated herein by reference and shall be set forth in the agreement with the Participant, which describes the Award.

18.4    Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Texas.

Section 19

Duration of the Plan

The Plan shall terminate on the ten year anniversary of the Effective Date. No grants shall be awarded after such termination; however, the terms of the Plan shall continue to apply to all Awards outstanding when the Plan terminates.

Dated: February 12, 2019; effective May 30, 2019.

ATTEST:	ALTUS MIDSTREAM COMPANY

/s/ Rajesh Sharma	By:	/s/ Dominic J. Ricotta
Rajesh Sharma	Dominic J. Ricotta
Corporate Secretary	Senior Vice President,
Human Resources

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

MAY 30, 2019

AND PROXY STATEMENT

ALTUS MIDSTREAM COMPANY

2000 POST OAK BOULEVARD, SUITE 100

HOUSTON, TEXAS 77056-4400

713.296.6000

WWW.ALTUSMIDSTREAM.COM

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

Address Change? Mark box, sign, and Indicate changes below: ☐

QR CODE

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL PROPOSALS

BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

Please detach here

The Board of Directors Recommends a Vote “FOR ALL NOMINEES” in Proposal 1 and “FOR” Proposals 2 and 3.
Proposal 1. Election of Directors:

☐   FOR ALL NOMINEES

☐   WITHHOLD AUTHORITY

       FOR ALL NOMINEES

☐   FOR ALL EXCEPT

     (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT “and fill in the circle next to each nominee you wish to withhold, as shown here: 🌑

NOMINEES: ○ Mark Borer ○ Robert W. Bourne ○ Clay Bretches ○ Staci L. Burns ○ C. Doug Johnson ○ D. Mark Leland ○ Kevin S. McCarthy ○ W. Mark Meyer ○ Robert S. Purgason ○ Ben C. Rodgers ○ Jon W. Sauer

2.	Ratification of Ernst & Young LLP as the Company’s Independent Auditors	☐	For	☐	Against	☐	Abstain

3.	Approval of the Company’s Omnibus Compensation Plan	☐	For	☐	Against	☐	Abstain

4.	The Proxies are authorized to vote in their best judgment upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

Date	Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

ALTUS MIDSTREAM COMPANY

ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 30, 2019

10:00 a.m.

One Post Oak Central

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice and Proxy Statement and Annual Report on Form 10-K

are available at http://www.altusmidstream.com/Investors/AnnualMeeting proxy

ALTUS MIDSTREAM COMPANY – 2019 PROXY

This proxy is solicited on behalf of the Board of Directors

for use at the Annual Meeting on May 30, 2019

By signing this proxy, you revoke all prior proxies and appoint W. Mark Meyer and Clay Bretches as Proxies, with full power of substitution, and authorize them to represent the undersigned at the annual meeting of stockholders to be held May 30, 2019, or any adjournment thereof, and to vote all the shares of common stock of Altus Midstream Company held of record by the undersigned on April 1, 2019.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

PHONE

Call toll-free 1-800-PROXIES

(1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.

	MAIL Sign, date and mail your proxy card in the envelope provided as soon as possible.	IN PERSON You may vote your shares in person by attending the Annual Meeting.

GO GREEN

e-Consent makes it easy to go paperless. With

e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.